UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22496

American Funds Global Balanced Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

Hong T. Le

American Funds Global Balanced Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds® Global Balanced Fund Annual report for the year ended October 31, 2022

A balanced fund with
global scope

American Funds Global Balanced Fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 and Class A shares at net asset value. If a sales charge (maximum 5.75% for Class A shares) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment for periods ended September 30, 2022 (the most recent calendar quarter-end):

	1 year	5 years	10 years

Class F-2 shares	–19.02%	1.45%	4.41%
Class A shares (reflecting 5.75% maximum sales charge)	–23.87	0.03	3.57

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratios are 0.59% for Class F-2 shares and 0.83% for Class A shares as of the prospectus dated January 1, 2023 (unaudited). The expense ratios are restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield as of October 31, 2022, was 2.34% for Class F-2 shares and 2.02% for Class A shares, calculated in accordance with the U.S. Securities and Exchange Commission formula. The fund’s 12-month distribution rate as of that date was 2.03% for Class F-2 shares and 1.67% for Class A shares. The Class A share values reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investing outside the U.S. may be subject to additional risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

5	Investment portfolio

24	Financial statements

51	Board of trustees and other officers

Fellow investors

American Funds Global Balanced Fund faced a challenging landscape in its latest fiscal year but outpaced its primary benchmark. Global stocks and bonds posted double-digit declines as surging inflation prompted major central banks to aggressively raise interest rates, driving recession fears in many countries. The backdrop was further complicated by Russia’s invasion of Ukraine, which spurred volatility in energy prices. Relentless strength in the U.S. dollar weighed on non-U.S. stocks and bonds.

U.S. stocks lost less ground than most other developed markets. European equities fell sharply as spiking energy prices threatened to thrust the continent into recession. Asian stocks struggled amid an economic slowdown in China. Some emerging markets bucked the trend, led by advances in Brazil and Turkey. Global bonds, which can often provide a counterweight to stock market losses, posted deeply negative returns. The MSCI ACWI (All Country World Index), which measures global equity markets, lost 19.96%. The Bloomberg Global Aggregate Index, which measures investment-grade bonds (rated BBB–/Baa3 and above)1, dropped 20.79%.

For the 12 months ended October 31, 2022, Class F-2 shares of American Funds Global Balanced Fund fell 17.78%. The fund exceeded its primary benchmark, the 60%/40% MSCI ACWI/Bloomberg Global Aggregate Index, which lost 20.11%. Over its lifetime, the fund has returned an annualized 4.85%, outpacing the 60%/40% blend’s 4.24% lifetime return. The fund made dividend distributions during the past year totaling approximately 66 cents per share (Class F-2).

Results at a glance

For periods ended October 31, 2022, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime[2]

American Funds Global Balanced Fund (Class F-2 shares)[3]	–17.78%	2.19%	4.83%	4.85%
American Funds Global Balanced Fund (Class A shares)	–17.99	1.95	4.60	4.61
60%/40% MSCI All Country World Index/Bloomberg Global Aggregate Index[4,5,6]	–20.11	2.41	4.51	4.24
MSCI All Country World Index (ACWI)[4]	–19.96	5.24	7.98	6.82
Bloomberg Global Aggregate Index[5]	–20.79	–2.38	–0.98	–0.02

The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch, as an indication of an issuer’s creditworthiness.
[2]	Since Class A inception on 2/1/11.
[3]	Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[4]	Source: MSCI. The index is a free float-adjusted market capitalization weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. Results reflect dividends net of withholding taxes. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.
[5]	Source: Bloomberg Index Services Ltd. The index represents the global investment-grade fixed income markets. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.
[6]	The 60%/40% MSCI ACWI/Bloomberg Global Aggregate Index blends the MSCI ACWI with the Bloomberg Global Aggregate Index by weighting their total returns at 60% and 40%, respectively. Results assume the blend is rebalanced monthly. Effective January 1, 2021, the 60%/40% MSCI ACWI/Bloomberg Global Aggregate Index became the fund’s primary benchmark.

American Funds Global Balanced Fund	1

Market review

U.S. stocks saw a broad selloff as the U.S. Federal Reserve took aim at the highest inflation readings since the 1980s. The S&P 500 Index fell 15% for the year. Stock markets in other advanced economies also experienced double-digit declines. In Europe, countries with significant dependence on Russian energy lost ground. Stocks in Germany and Italy dropped 33% and 24%, respectively. Elsewhere, shares fell 12% in the U.K. and 25% in Japan.

Energy was the sole sector in the MSCI ACWI to notch gains as oil and gas prices rose. In contrast, the information technology and consumer discretionary sectors were among the biggest laggards. Both sectors had seen triple-digit gains from the trough of the COVID-19 bear market in early 2020 until the start of 2022.

Expectations of a recession hung over the U.S. economy for most of the fiscal year. While U.S. gross domestic product opened 2022 by contracting for two consecutive quarters — meeting one commonly held definition of recession — output rebounded in the third quarter. However, economic data suggested that rising interest rates are pressuring the U.S. housing market and weighing on consumer spending. Meanwhile, the Fed continued its aggressive campaign of tighter monetary policy, raising rates from near-zero to a target range of 3.00%–3.25%, the highest since 2008.

In the euro area, inflation reached a record 10.7% in October, even as growth slowed sharply in the third quarter. The European Central Bank raised rates for the first time since 2011. The invasion of Ukraine underscored the continent’s high degree of energy dependence on Russia, as soaring utility bills cut deeply into household budgets. Europe’s export-dependent economy is also vulnerable to weak demand from China, which has seen growth slow amid a series of lockdowns under its zero-COVID policy and stress in its property sector.

In the U.K., high inflation, weak growth and climbing interest rates have occurred alongside political upheaval. Rishi Sunak became the country’s third prime minister in seven weeks when he was appointed in late October to replace the embattled Liz Truss.

In Asia, most equity markets fell sharply. The Bank of Japan maintained ultra-loose monetary policy despite rising inflation, leading the government to intervene in foreign exchange markets to support the yen, which hit a 32-year low in October.

Most currencies saw double-digit declines against the U.S. dollar. The Japanese yen lost 23%, the euro fell 15%, the British pound declined 16% and the Chinese renminbi dropped 12%.

The global bond market tumbled as inflation and interest rates soared. The benchmark 10-year U.S. Treasury yield rose 249 basis points to 4.05%. The U.S. Treasury yield curve inverted as yields on shorter-term bonds that are more sensitive to Fed rate hikes rose more than those on longer-term bonds. U.S. investment-grade corporate bond spreads nearly doubled, and their negative returns trailed those of their high-yield counterparts.

Portfolio review

The fund posted a negative absolute return over the full fiscal year but outpaced the unmanaged 60%/40% MSCI ACWI/Bloomberg Global Aggregate Index blend.

The equity portion of the fund declined in value, but results outpaced the benchmark MSCI ACWI. The less-than-benchmark position in the consumer discretionary sector helped the fund’s results relative to the index. Less-than-benchmark holdings in Amazon, Tesla and Alibaba were the main positive contributors. The industrials sector was another bright spot, helped by greater-than-benchmark exposures to defense companies Raytheon, General Dynamics and BAE Systems. The fund’s less-than-benchmark exposure to information technology was also helpful. Broadcom was a large positive contributor, and lack of exposure to Nvidia, Paypal and Shopify was also beneficial. Elsewhere in technology, an underweight holding in Apple was the largest detractor from relative returns for the fund.

The energy sector was a modest contributor to relative results, helped by a larger-than-index holding in Canadian Natural Resources, the fund’s top equity contributor.

The health care sector was the largest sector detractor. Not holding drug companies Eli Lilly and Johnson & Johnson had a negative impact. However, biotech Gilead was one of the larger contributors to relative returns across the fund.

2	American Funds Global Balanced Fund

Elsewhere, investments in Netflix in the communication services sector and ING Group in the financials sector detracted.

In fixed income, the speed and magnitude of central bank rate hikes weighed heavily on returns. The fixed income portion of the fund posted negative returns but exceeded the benchmark Bloomberg Global Aggregate Index. Sector selection was positive for relative returns, owing mostly to a greater-than-benchmark exposure to U.S. dollar denominated assets. Less-than-benchmark exposures to the euro, British pound and Chinese yuan renminbi also helped. A small exposure to Russian bonds hurt the fund’s relative returns.

American Funds Global Balanced Fund strives for the balanced accomplishment of three equally important objectives: long-term growth of capital, conservation of principal and current income. The fund remains tilted toward stocks with above average dividend yields and those we expect to be resilient during periods of market volatility. Our asset allocation remains well balanced, with approximately 60% of assets in equities, 34% in bonds and 6% in cash and equivalents (includes short-term securities, accrued income and other assets less liabilities) as of October 31, compared with 62%, 29% and 9%, respectively, a year ago.

The road ahead

Investors face a continued combination of risks in the year ahead. We are likely in the early stages of an extended period of weak economic growth. High inflation is a dynamic that central banks, businesses and households are encountering for the first time in more than 20 years. Interest rates will retain a pronounced influence on both the economy and the valuation of financial assets.

Geopolitical risks are another challenge. The conflict between Russia and Ukraine, as well as tension between China and the U.S. over Taiwan rank high among our investment considerations. These conflicts are hard to predict and potentially consequential for energy security, national security and resource security.

We are closely watching the U.S. dollar, whose strength has been a headwind for the non-U.S. holdings that account for about half of the fund’s net assets. We expect the dollar to remain strong into 2023, given a weak global growth outlook and a hawkish Fed, which should continue to draw foreign capital to U.S. assets.

Among stock sectors, we believe that U.S. utilities will benefit from government incentives that encourage the transition to renewable energy. We also have a positive view of the health care sector, which stands to benefit from demographic tailwinds and a strong innovation pipeline. Within the hard-hit information technology sector, we are seeing attractive entry points to invest in innovative companies. We also expect the defense sector to benefit from new spending commitments in Europe.

Within fixed income, the fund remains cautiously positioned. We expect high inflation and interest rates to persist, but we think that bonds are appealing over a multi-year time frame. We are preparing for an eventual peak for inflation, interest rates and the U.S. dollar, and a stabilization of credit spreads. We see non-U.S. bond markets as attractively valued owing to weak currencies and higher yields, particularly emerging markets in Latin America and parts of Asia. Credit spreads look quite attractive in Europe.

We also note that fixed income is delivering meaningful income for the first time in years. With the yield to maturity of the Bloomberg Global Aggregate Index at 3.8% at fiscal year-end, compared with 1.3% a year earlier, we expect our bond holdings to play an important role in providing ballast to the portfolio, downside protection during equity market volatility and solid income to distribute to investors.

Overall, we are defensively positioned as we pursue the fund’s objectives of long-term growth of capital, conservation of principal and current income.

We welcome new shareholders to the fund, and we thank you for your trust. We look forward to reporting to you again in six months.

Cordially,

L. Alfonso Barroso
President

December 8, 2022

For current information about the fund, visit capitalgroup.com.

American Funds Global Balanced Fund	3

The value of a $10,000 investment

How a hypothetical $10,000 investment has grown (for the period February 1, 2011, to October 31, 2022, with distributions reinvested)

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment1; thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit capitalgroup.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[3]	Source: MSCI.
[4]	The 60%/40% MSCI ACWI/Bloomberg Global Aggregate Index blends the MSCI ACWI with the Bloomberg Global Aggregate Index by weighting their total returns at 60% and 40%, respectively. Results assume the blend is rebalanced monthly.
[5]	Source: Bloomberg Index Services Ltd.
[6]	Results reflect dividends net of withholding taxes.
[7]	For the period February 1, 2011, commencement of operations, through October 31, 2011.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2022)

	1 year	5 years	10 years

Class F-2 shares	–17.78%	2.19%	4.83%
Class A shares*	–22.70	0.75	3.98

*	Assumes payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower.

4	American Funds Global Balanced Fund

Investment portfolio October 31, 2022

Investment mix by security type	Percent of net assets

Country diversification by domicile	Percent of net assets
	Equity securities	Bonds, notes & other debt instruments	Short-term securities & other assets less liabilities	Total
United States	30.26%	19.00%	5.73%	54.99%
Eurozone*	8.08	3.68	—	11.76
United Kingdom	3.93	1.33	—	5.26
Canada	3.30	1.02	—	4.32
India	3.56	.04	—	3.60
Switzerland	3.33	.09	—	3.42
Japan	1.05	2.12	—	3.17
Brazil	1.94	.18	—	2.12
China	.44	1.40	—	1.84
Australia	.90	.83	—	1.73
Other countries	2.99	4.80	—	7.79
Total				100.00%

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Common stocks 57.56%	Shares	Value (000)
Financials 10.23%
B3 SA-Brasil, Bolsa, Balcao	130,427,439	$379,756
Zurich Insurance Group AG	686,725	293,042
DNB Bank ASA	9,999,828	176,986
Toronto-Dominion Bank (CAD denominated)	2,099,492	134,367
PNC Financial Services Group, Inc.	754,850	122,157
Kotak Mahindra Bank, Ltd.	4,963,621	114,047
Housing Development Finance Corp., Ltd.	3,500,000	104,428
Citigroup, Inc.	1,945,000	89,198
DBS Group Holdings, Ltd.	3,500,000	84,558
BlackRock, Inc.	120,434	77,790
HDFC Bank, Ltd.	4,280,581	77,397
Tradeweb Markets, Inc., Class A	1,250,000	68,850
ING Groep NV	6,244,000	61,422
AIA Group, Ltd.	7,932,400	60,077
Nasdaq, Inc.	764,655	47,592
JPMorgan Chase & Co.	344,000	43,303
Bank Central Asia Tbk PT	71,770,000	40,492

American Funds Global Balanced Fund	5

Common stocks (continued)	Shares	Value (000)
Financials (continued)
BNP Paribas SA	819,600	$38,469
Aegon NV	7,948,000	36,799
KBC Groep NV	722,000	36,175
Tryg A/S	1,575,482	34,095
Münchener Rückversicherungs-Gesellschaft AG	121,473	32,100
Banco Santander, SA	11,233,000	29,107
CME Group, Inc., Class A	144,100	24,973
FinecoBank SpA	1,706,184	22,999
Ping An Insurance (Group) Company of China, Ltd., Class H	4,188,360	16,754
Ping An Insurance (Group) Company of China, Ltd., Class A	691,969	3,427
Fairfax Financial Holdings, Ltd., subordinate voting shares	33,043	16,228
Allfunds Group PLC	1,083,800	6,839
Great-West Lifeco, Inc.	199,800	4,626
Lufax Holding, Ltd. (ADR)	2,853,800	4,538
		2,282,591

Industrials 7.89%
Raytheon Technologies Corp.	4,550,000	431,431
General Electric Co.	2,525,097	196,478
Thales SA	1,272,503	161,784
BAE Systems PLC	16,784,149	156,756
General Dynamics Corp.	538,400	134,492
Carrier Global Corp.	3,117,000	123,932
Siemens AG	850,000	92,939
Honeywell International, Inc.	417,755	85,230
RELX PLC	3,000,000	80,540
CSX Corp.	2,442,000	70,964
LIXIL Corp.	3,500,000	52,984
Deutsche Post AG	1,120,000	39,747
L3Harris Technologies, Inc.	142,905	35,222
Safran SA	286,500	31,915
Trelleborg AB, Class B	700,000	15,425
Brenntag SE	232,000	14,087
Airbus SE, non-registered shares	118,700	12,854
Melrose Industries PLC	9,400,660	12,603
NIBE Industrier AB, Class B	1,398,700	11,160
		1,760,543

Health care 7.66%
Abbott Laboratories	3,648,762	361,009
UnitedHealth Group, Inc.	288,700	160,272
Gilead Sciences, Inc.	1,982,930	155,581
Siemens Healthineers AG	3,299,000	151,862
Novartis AG	1,838,750	148,554
Thermo Fisher Scientific, Inc.	212,625	109,283
AstraZeneca PLC	800,000	94,074
Merck KGaA	520,334	84,846
AbbVie, Inc.	520,500	76,201
PerkinElmer, Inc.	550,000	73,469
Medtronic PLC	716,446	62,574
Stryker Corp.	257,070	58,931
Amgen, Inc.	216,424	58,510
Humana, Inc.	75,374	42,065
BioMarin Pharmaceutical, Inc.[1]	426,517	36,949
Bayer AG	660,500	34,739
		1,708,919

Information technology 6.79%
Broadcom, Inc.	1,040,820	489,310
Microsoft Corp.	1,989,955	461,928
Micron Technology, Inc.	2,839,800	153,633
Apple, Inc.	929,523	142,533
Taiwan Semiconductor Manufacturing Company, Ltd.	6,246,200	75,600
GlobalWafers Co., Ltd.	5,500,000	61,192
ServiceNow, Inc.[1]	140,000	58,904

6	American Funds Global Balanced Fund

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Accenture PLC, Class A	190,700	$54,140
Applied Materials, Inc.	147,100	12,987
Texas Instruments, Inc.	23,538	3,781
		1,514,008

Consumer staples 5.25%
Nestlé SA	2,283,281	248,633
ITC, Ltd.	54,446,915	229,357
Philip Morris International, Inc.	2,291,243	210,451
Imperial Brands PLC	6,131,200	149,344
Seven & i Holdings Co., Ltd.	2,000,000	74,703
British American Tobacco PLC	1,760,700	69,328
Pernod Ricard SA	356,500	62,606
Altria Group, Inc.	921,500	42,638
Heineken NV	476,000	39,796
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	6,543,509	22,629
Treasury Wine Estates, Ltd.	1,775,000	14,703
Kweichow Moutai Co., Ltd., Class A	45,509	8,418

		1,172,606

Utilities 4.44%
DTE Energy Company	1,894,124	212,350
Power Grid Corporation of India, Ltd.	64,518,175	177,824
NextEra Energy, Inc.	1,802,000	139,655
Duke Energy Corp.	1,070,600	99,759
E.ON SE	10,009,000	83,839
Dominion Energy, Inc.	916,900	64,155
Iberdrola, SA, non-registered shares	4,945,691	50,220
National Grid PLC	4,103,765	44,634
ENN Energy Holdings, Ltd.	4,116,000	40,926
Enel SpA	7,686,600	34,328
Entergy Corp.	280,523	30,055
Public Service Enterprise Group, Inc.	229,000	12,840
		990,585

Energy 4.35%
Canadian Natural Resources, Ltd. (CAD denominated)	8,043,458	482,425
Neste OYJ	2,614,323	114,557
Shell PLC (GBP denominated)	3,463,400	95,483
Chevron Corp.	515,900	93,326
BP PLC	11,837,132	65,132
DT Midstream, Inc.	644,300	38,465
TC Energy Corp. (CAD denominated)	768,647	33,762
Baker Hughes Co., Class A	1,109,000	30,675
Woodside Energy Group, Ltd. (CDI)	713,735	16,501
		970,326

Materials 3.77%
Freeport-McMoRan, Inc.	5,565,400	176,367
Linde PLC	412,987	122,802
Evonik Industries AG	6,164,000	113,638
BHP Group, Ltd. (CDI)	3,949,810	94,058
Fortescue Metals Group, Ltd.	8,055,400	75,744
Shin-Etsu Chemical Co., Ltd.	700,000	73,156
Rio Tinto PLC	1,297,433	67,506
Vale SA (ADR), ordinary nominative shares	4,102,535	53,087
UPM-Kymmene OYJ	946,000	31,702
International Flavors & Fragrances, Inc.	169,800	16,574
Air Liquide SA, non-registered shares	123,100	16,095
		840,729

Communication services 3.20%
Alphabet, Inc., Class A1	1,405,774	132,860
Alphabet, Inc., Class C1	521,420	49,357
Netflix, Inc.[1]	510,070	148,879
Singapore Telecommunications, Ltd.	45,106,500	79,660
BCE, Inc.	1,428,000	64,411
Comcast Corp., Class A	1,942,000	61,639

American Funds Global Balanced Fund	7

Common stocks (continued)	Shares	Value (000)
Communication services (continued)
Omnicom Group, Inc.	676,000	$49,179
Universal Music Group NV	1,986,932	38,981
SoftBank Corp.	3,497,851	34,474
Electronic Arts, Inc.	251,600	31,692
Meta Platforms, Inc., Class A1	254,751	23,733
Yandex NV, Class A1,2	234,900	—	[3]
		714,865

Consumer discretionary 2.32%
LVMH Moët Hennessy-Louis Vuitton SE	154,160	97,351
General Motors Company	1,781,800	69,936
Ferrari NV	253,100	49,802
Ferrari NV (EUR denominated)	68,200	13,446
Cie. Financière Richemont SA, Class A	545,374	53,342
Tesla, Inc.[1]	220,743	50,228
InterContinental Hotels Group PLC	787,200	42,394
Royal Caribbean Cruises, Ltd.[1,4]	528,200	28,195
Astra International Tbk PT	66,063,040	28,166
Amazon.com, Inc.[1]	253,122	25,930
Starbucks Corp.	295,400	25,579
Aptiv PLC[1]	164,516	14,982
Airbnb, Inc., Class A1	120,800	12,915
D.R. Horton, Inc.	53,649	4,124
JD.com, Inc., Class A	63,244	1,169
		517,559

Real estate 1.66%
Embassy Office Parks REIT	22,000,000	91,527
Crown Castle, Inc. REIT	661,525	88,155
Equinix, Inc. REIT	130,319	73,818
CTP NV	6,561,334	68,084
Digital Realty Trust, Inc. REIT	291,500	29,223
Americold Realty Trust, Inc. REIT	824,500	19,994
		370,801

Total common stocks (cost: $10,993,944,000)		12,843,532

Preferred securities 0.79%
Consumer discretionary 0.44%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares[1]	944,714	96,629

Financials 0.35%
Fannie Mae, Series S, 8.25% noncumulative preferred shares[1,4]	13,366,000	43,573
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares[1]	11,506,000	35,093
		78,666

Total preferred securities (cost: $164,919,000)		175,295

Convertible stocks 0.31%
Utilities 0.21%
NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025	1,025,600	47,691

Health care 0.10%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 4/15/2023[4]	17,500	22,898

Total convertible stocks (cost: $73,288,000)		70,589

Investment funds 1.12%
Capital Group Central Corporate Bond Fund[5]	31,698,644	249,468

Total investment funds (cost: $252,581,000)		249,468

8	American Funds Global Balanced Fund

Bonds, notes & other debt instruments 34.49%	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes 12.71%
U.S. Treasury 12.13%
U.S. Treasury 0.125% 1/31/2023	USD	2,270	$2,248
U.S. Treasury 2.50% 3/31/2023		73,869	73,358
U.S. Treasury 2.75% 4/30/2023		89,023	88,345
U.S. Treasury 2.50% 4/30/2024		59,500	57,678
U.S. Treasury 3.25% 8/31/2024		42,800	41,834
U.S. Treasury 4.25% 9/30/2024		149,200	148,465
U.S. Treasury 1.50% 10/31/2024		77,600	73,186
U.S. Treasury 2.875% 7/31/2025		64,451	61,870
U.S. Treasury 0.25% 8/31/2025		74,243	66,053
U.S. Treasury 3.50% 9/15/2025[6]		443,000	431,947
U.S. Treasury 4.25% 10/15/2025		9,349	9,301
U.S. Treasury 0.75% 3/31/2026		104,551	92,563
U.S. Treasury 2.125% 5/31/2026		7,420	6,869
U.S. Treasury 0.875% 6/30/2026		70,876	62,537
U.S. Treasury 0.625% 7/31/2026		38,600	33,649
U.S. Treasury 0.75% 8/31/2026		2,092	1,827
U.S. Treasury 0.875% 9/30/2026		172,146	150,797
U.S. Treasury 1.125% 10/31/2026[6]		333,272	294,213
U.S. Treasury 2.25% 2/15/2027		18,600	17,101
U.S. Treasury 2.50% 3/31/2027		104,520	97,034
U.S. Treasury 2.75% 4/30/2027		30,000	28,127
U.S. Treasury 3.125% 8/31/2027		207,375	197,488
U.S. Treasury 4.125% 9/30/2027		93,895	93,426
U.S. Treasury 4.125% 10/31/2027		30,344	30,200
U.S. Treasury 2.75% 2/15/2028		26,500	24,611
U.S. Treasury 0.625% 5/15/2030[6]		107,320	83,492
U.S. Treasury 0.625% 8/15/2030		22,050	17,053
U.S. Treasury 1.25% 8/15/2031[6]		26,825	21,359
U.S. Treasury 1.375% 11/15/2031		74,740	59,728
U.S. Treasury 1.875% 2/15/2032		24,265	20,208
U.S. Treasury 2.875% 5/15/2032		35,790	32,474
U.S. Treasury 2.75% 8/15/2032		79,121	70,892
U.S. Treasury 1.875% 2/15/2041[6]		29,135	19,768
U.S. Treasury 2.25% 5/15/2041[6]		31,225	22,598
U.S. Treasury 3.375% 8/15/2042		66,960	57,920
U.S. Treasury 2.875% 5/15/2052		38,445	29,973
U.S. Treasury 3.00% 8/15/2052[6]		108,680	87,372
			2,707,564

U.S. Treasury inflation-protected securities 0.58%
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[7]		64,024	62,426
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[7]		34,519	33,521
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2027[7]		22,830	21,585
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[7]		17,451	11,255
			128,787

Total U.S. Treasury bonds & notes			2,836,351

Bonds & notes of governments & government agencies outside the U.S. 12.42%
Abu Dhabi (Emirate of) 0.75% 9/2/2023[8]		10,835	10,475
Agricultural Development Bank of China 3.75% 1/25/2029	CNY	1,030	149
Asian Development Bank 1.125% 6/10/2025	GBP	9,045	9,637
Australia (Commonwealth of), Series 139, 3.25% 4/21/2025	AUD	37,975	24,296
Australia (Commonwealth of), Series 152, 2.75% 11/21/2028		26,025	15,946
Australia (Commonwealth of), Series 157, 1.50% 6/21/2031		65,980	35,354
Australia (Commonwealth of), Series 163, 1.00% 11/21/2031		43,200	21,884
Australia (Commonwealth of), Series 166, 3.00% 11/21/2033		95,590	56,764
Austria (Republic of) 0% 2/20/2031	EUR	37,380	29,506
Brazil (Federative Republic of) 10.00% 1/1/2023	BRL	55,300	10,617
Brazil (Federative Republic of) 0% 1/1/2024		66,761	11,229
Brazil (Federative Republic of) 10.00% 1/1/2025		84,799	15,870
Canada 0.75% 10/1/2024	CAD	106,870	73,941
Canada 2.25% 6/1/2025		39,295	27,774
Canada 0.25% 3/1/2026		36,425	23,900
Canada 2.25% 6/1/2029		51,945	35,836
Canada 2.00% 6/1/2032		1,800	1,184
Canada 2.75% 12/1/2048		9,900	6,493

American Funds Global Balanced Fund	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Chile (Republic of) 5.80% 6/1/2024	CLP	10,245,000	$10,389
Chile (Republic of) 4.70% 9/1/2030		9,705,000	9,148
China (People’s Republic of), Series 1906, 3.29% 5/23/2029	CNY	26,590	3,803
China (People’s Republic of), Series 1910, 3.86% 7/22/2049		137,440	21,215
China (People’s Republic of), Series INBK, 3.39% 3/16/2050		106,390	15,201
China (People’s Republic of), Series INBK, 3.81% 9/14/2050		643,000	99,137
China Development Bank Corp., Series 2008, 2.89% 6/22/2025		213,410	29,724
China Development Bank Corp., Series 1904, 3.68% 2/26/2026		53,480	7,631
China Development Bank Corp., Series 1909, 3.50% 8/13/2026		28,330	4,026
China Development Bank Corp., Series 2004, 3.43% 1/14/2027		194,070	27,536
China Development Bank Corp., Series 2009, 3.39% 7/10/2027		181,600	25,857
China Development Bank Corp., Series 1805, 4.88% 2/9/2028		128,750	19,553
China Development Bank Corp., Series 2109, 3.09% 8/9/2028		136,660	19,155
China Development Bank Corp., Series 2005, 3.07% 3/10/2030		2,860	398
Colombia (Republic of), Series B, 5.75% 11/3/2027	COP	148,968,400	21,898
Colombia (Republic of), Series B, 7.00% 3/26/2031		254,621,500	34,606
Colombia (Republic of), Series B, 7.25% 10/18/2034		3,151,000	400
Colombia (Republic of), Series B, 7.25% 10/26/2050		57,462,000	6,244
Costa Rica (Republic of) 6.125% 2/19/2031[8]	USD	3,080	2,868
European Financial Stability Facility 0.40% 2/17/2025	EUR	13,200	12,445
European Financial Stability Facility 0% 10/15/2025		1,200	1,103
European Investment Bank 0.375% 9/15/2027		8,975	7,965
European Investment Bank 0.25% 1/20/2032		39,615	30,889
European Union 0% 7/6/2026		12,100	10,874
European Union 0.25% 10/22/2026		5,265	4,749
European Union 0% 6/2/2028		10,920	9,292
European Union 1.625% 12/4/2029		2,080	1,898
French Republic O.A.T. 0.75% 2/25/2028		40,010	36,425
French Republic O.A.T. 0% 11/25/2030		130,490	105,957
French Republic O.A.T. 2.00% 11/25/2032		37,915	35,224
French Republic O.A.T. 3.25% 5/25/2045		6,700	6,785
French Republic O.A.T. 0.75% 5/25/2052		800	448
Germany (Federal Republic of) 0% 4/11/2025		72,390	68,310
Germany (Federal Republic of) 0% 10/9/2026		1,460	1,335
Germany (Federal Republic of) 0% 4/16/2027		80,675	72,985
Germany (Federal Republic of) 0% 8/15/2030		35,175	29,685
Germany (Federal Republic of) 0% 8/15/2031		64,485	53,179
Germany (Federal Republic of) 1.70% 8/15/2032		17,236	16,359
Germany (Federal Republic of) 1.00% 5/15/2038		39,600	32,407
Germany (Federal Republic of) 0% 8/15/2050		14,895	8,133
Germany (Federal Republic of) 0% 8/15/2052		1,745	917
Greece (Hellenic Republic of) 3.375% 2/15/2025		19,678	19,535
Greece (Hellenic Republic of) 0% 2/12/2026		3,070	2,703
Greece (Hellenic Republic of) 1.75% 6/18/2032		38,300	29,659
Hungary (Republic of) 2.125% 9/22/2031[8]	USD	30,165	21,673
Hungary (Republic of) 3.125% 9/21/2051[8]		6,865	3,795
India (Republic of) 5.15% 11/9/2025	INR	799,470	9,120
Indonesia (Republic of), Series 78, 8.25% 5/15/2029	IDR	62,796,000	4,196
Indonesia (Republic of), Series 68, 8.375% 3/15/2034		62,682,000	4,249
Israel (State of) 2.50% 1/15/2030	USD	11,080	9,550
Israel (State of) 3.375% 1/15/2050		2,970	2,061
Israel (State of) 3.875% 7/3/2050		550	418
Italy (Republic of) 0.95% 9/15/2027	EUR	626	549
Italy (Republic of) 1.35% 4/1/2030		15,565	12,895
Italy (Republic of) 1.45% 3/1/2036		7,100	5,026
Japan, Series 21, 0.10% 3/10/2026[7]	JPY	1,359,956	9,547
Japan, Series 346, 0.10% 3/20/2027		12,172,200	82,094
Japan, Series 23, 0.10% 3/10/2028[7]		5,448,500	38,522
Japan, Series 359, 0.10% 6/20/2030		332,600	2,216
Japan, Series 363, 0.10% 6/20/2031		4,556,600	30,237
Japan, Series 145, 1.70% 6/20/2033		6,000,000	45,852
Japan, Series 152, 1.20% 3/20/2035		21,629,000	156,884
Japan, Series 21, 2.30% 12/20/2035		1,360,000	11,126
Japan, Series 179, 0.50% 12/20/2041		6,707,750	40,991
Japan, Series 36, 2.00% 3/20/2042		200,000	1,573
Japan, Series 42, 1.70% 3/20/2044		928,200	6,940
Japan, Series 37, 0.60% 6/20/2050		5,484,650	30,396

10	American Funds Global Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Japan, Series 70, 0.70% 3/20/2051	JPY	2,291,250	$12,968
KfW 1.125% 7/4/2025	GBP	8,400	8,939
Malaysia (Federation of), Series 0413, 3.844% 4/15/2033	MYR	26,848	5,322
Malaysia (Federation of), Series 0318, 4.642% 11/7/2033		51,530	10,919
Morocco (Kingdom of) 1.50% 11/27/2031	EUR	12,240	8,105
Morocco (Kingdom of) 1.50% 11/27/2031		1,290	854
Panama (Republic of) 3.75% 4/17/2026[8]	USD	1,000	939
Panama (Republic of) 4.50% 4/1/2056		650	429
PETRONAS Capital, Ltd. 4.55% 4/21/2050[8]		1,070	883
Philippines (Republic of) 0.001% 4/12/2024	JPY	2,600,000	17,311
Philippines (Republic of) 0.25% 4/28/2025	EUR	3,750	3,384
Philippines (Republic of) 0.70% 2/3/2029		4,970	3,868
Poland (Republic of), Series 1029, 2.75% 10/25/2029	PLN	16,670	2,497
Portuguese Republic 0.475% 10/18/2030	EUR	14,440	11,846
PT Indonesia Asahan Aluminium Tbk 5.45% 5/15/2030[8]	USD	1,580	1,387
Romania 2.125% 3/7/2028	EUR	11,270	8,807
Romania 3.624% 5/26/2030		22,233	17,303
Romania 3.624% 5/26/2030		3,925	3,055
Romania 1.75% 7/13/2030		18,620	12,525
Romania 2.00% 1/28/2032		3,500	2,233
Romania 2.00% 4/14/2033		11,910	7,223
Romania 3.75% 2/7/2034		600	422
Romania 3.375% 2/8/2038		2,695	1,674
Russian Federation 7.00% 8/16/2023[9]	RUB	822,035	5,432
Russian Federation 7.15% 11/12/2025[9]		95,900	634
Russian Federation 2.875% 12/4/2025	EUR	6,100	2,502
Russian Federation 2.875% 12/4/2025		2,200	902
Russian Federation 4.25% 6/23/2027[9]	USD	4,200	1,932
Russian Federation 4.375% 3/21/2029[9]		34,800	12,702
Russian Federation 4.375% 3/21/2029[8,9]		5,000	1,825
Russian Federation 6.90% 5/23/2029[9]	RUB	1,241,325	8,202
Russian Federation 7.65% 4/10/2030[9]		5,682,760	37,549
Russian Federation 5.90% 3/12/2031[9]		366,860	2,424
Russian Federation 6.90% 7/23/2031[9]		2,981,770	19,702
Russian Federation 8.50% 9/17/2031[9]		151,920	1,004
Russian Federation 7.70% 3/23/2033[9]		854,120	5,506
Russian Federation 7.25% 5/10/2034[9]		697,860	4,499
Russian Federation 5.10% 3/28/2035[8,9]	USD	3,200	1,168
Saskatchewan (Province of) 3.05% 12/2/2028	CAD	8,000	5,607
Serbia (Republic of) 3.125% 5/15/2027	EUR	31,390	26,522
Serbia (Republic of) 3.125% 5/15/2027		30,650	25,897
Serbia (Republic of) 1.00% 9/23/2028		5,092	3,553
Serbia (Republic of) 1.50% 6/26/2029		8,959	6,235
Serbia (Republic of) 2.05% 9/23/2036		16,380	8,990
South Africa (Republic of), Series R-2030, 8.00% 1/31/2030	ZAR	173,400	8,107
South Korea (Republic of), Series 2503, 1.50% 3/10/2025	KRW	3,342,160	2,205
South Korea (Republic of), Series 2712, 2.375% 12/10/2027		26,409,910	16,994
Spain (Kingdom of) 0% 1/31/2027	EUR	20,670	18,315
Spain (Kingdom of) 0.80% 7/30/2027		23,070	20,972
Spain (Kingdom of) 1.45% 4/30/2029		5,780	5,259
Spain (Kingdom of) 1.25% 10/31/2030		2,260	1,964
Spain (Kingdom of) 0.50% 10/31/2031		33,820	26,733
Spain (Kingdom of) 0.70% 4/30/2032		35,985	28,500
Spain (Kingdom of) 2.70% 10/31/2048		2,690	2,253
Sri Lanka (Democratic Socialist Republic of) 5.75% 4/18/2023[9]	USD	6,416	1,506
Sri Lanka (Democratic Socialist Republic of) 5.75% 4/18/2023[8,9]		214	50
Tunisia (Republic of) 6.75% 10/31/2023	EUR	10,125	8,223
Tunisia (Republic of) 6.75% 10/31/2023		4,519	3,670
Tunisia (Republic of) 6.375% 7/15/2026		12,100	7,263
Turkey (Republic of) 6.35% 8/10/2024	USD	8,300	8,143
Ukraine 7.75% 9/1/2024[9]		200	49
Ukraine 15.84% 2/26/2025	UAH	13,500	61
Ukraine 6.75% 6/20/2028	EUR	2,121	323
Ukraine 6.876% 5/21/2031	USD	12,813	1,941
Ukraine 4.375% 1/27/2032	EUR	8,640	1,315
United Kingdom 2.75% 9/7/2024	GBP	5,310	6,026
United Kingdom 1.25% 7/22/2027		9,740	10,029

American Funds Global Balanced Fund	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
United Kingdom 4.25% 12/7/2027	GBP	18,480	$21,741
United Kingdom 0.375% 10/22/2030		36,465	32,673
United Kingdom 0.25% 7/31/2031		48,265	41,665
United Kingdom 1.00% 1/31/2032		69,490	63,550
United Kingdom 4.25% 6/7/2032		20,035	24,331
United Kingdom 3.25% 1/22/2044		3,650	3,834
United Kingdom 3.50% 1/22/2045		2,850	3,115
United Kingdom 0.625% 10/22/2050		634	349
United Kingdom 1.25% 7/31/2051		28,405	18,877
United Mexican States 2.659% 5/24/2031	USD	308	239
United Mexican States, Series M20, 10.00% 12/5/2024	MXN	397,100	19,958
United Mexican States, Series M, 5.75% 3/5/2026		1,517,490	67,568
United Mexican States, Series M, 7.50% 6/3/2027		69,237	3,200
United Mexican States, Series M, 7.75% 5/29/2031		310,758	13,822
United Mexican States, Series M, 8.00% 11/7/2047		71,410	2,955
United Mexican States, Series M, 8.00% 7/31/2053		1,215,490	49,943
			2,772,216

Corporate bonds, notes & loans 6.03%
Financials 1.94%
ACE INA Holdings, Inc. 2.875% 11/3/2022	USD	645	645
ACE INA Holdings, Inc. 3.35% 5/3/2026		645	608
ACE INA Holdings, Inc. 4.35% 11/3/2045		665	543
AIA Group, Ltd. 0.88% 9/9/2033 (5-year EUR Annual Swap + 1.10% on 9/9/2028)[10]	EUR	11,880	8,940
AIB Group PLC 7.583% 10/14/2026 (USD-SOFR + 3.456% on 10/14/2025)[8,10]	USD	10,985	10,905
Allianz SE 4.75% perpetual bonds (3-month EUR-EURIBOR + 3.60% on 10/24/2023)[10]	EUR	9,000	8,896
American Express Co. 3.375% 5/3/2024	USD	1,508	1,463
Aon Corp. / Aon Global Holdings PLC 2.85% 5/28/2027		1,300	1,155
Banco Santander, SA 5.147% 8/18/2025		8,800	8,463
Bangkok Bank PCL 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[10]		3,710	2,762
Bank of America Corp. 3.55% 3/5/2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)[10]		2,100	2,083
Bank of America Corp. 1.843% 2/4/2025 (USD-SOFR + 0.67% on 2/4/2024)[10]		1,700	1,611
Bank of America Corp. 0.976% 4/22/2025 (USD-SOFR + 0.69% on 4/22/2024)[10]		12,375	11,489
Bank of America Corp. 1.319% 6/19/2026 (USD-SOFR + 1.15% on 6/19/2025)[10]		9,500	8,393
Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[10]		10,330	8,840
Bank of America Corp. 3.419% 12/20/2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[10]		3,402	3,006
Bank of America Corp. 2.496% 2/13/2031 (3-month USD-LIBOR + 0.99% on 2/13/2030)[10]		5,200	4,091
Bank of America Corp. 2.299% 7/21/2032 (USD-SOFR + 1.22% on 7/21/2031)[10]		1,690	1,253
Bank of America Corp. 4.083% 3/20/2051 (3-month USD-LIBOR + 3.15% on 3/20/2050)[10]		5,600	4,170
Barclays Bank PLC 5.304% 8/9/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/9/2025)[10]		8,725	8,311
Barclays Bank PLC 5.501% 8/9/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.65% on 8/5/2027)[10]		11,970	11,058
Citigroup, Inc. 0.981% 5/1/2025 (USD-SOFR + 0.669% on 5/1/2024)[10]		6,401	5,911
Citigroup, Inc. 3.106% 4/8/2026 (USD-SOFR + 2.842% on 3/8/2026)[10]		14,050	13,122
Citigroup, Inc. 1.462% 6/9/2027 (USD-SOFR + 0.67% on 6/9/2026)[10]		18,700	15,852
Citigroup, Inc. 2.976% 11/5/2030 (USD-SOFR + 1.422% on 11/5/2029)[10]		2,535	2,070
Commonwealth Bank of Australia 2.688% 3/11/2031[8]		14,075	10,206
Corebridge Financial, Inc. 3.90% 4/5/2032[8]		5,620	4,705
Credit Suisse Group AG 2.593% 9/11/2025 (USD-SOFR + 1.56% on 9/11/2024)[8,10]		650	577
Credit Suisse Group AG 4.194% 4/1/2031 (USD-SOFR + 3.73% on 4/1/2030)[8,10]		600	464
Danske Bank AS 3.875% 9/12/2023[8]		5,300	5,190
Deutsche Bank AG 2.129% 11/24/2026 (USD-SOFR + 1.87% on 11/24/2025)[10]		225	189
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[10]		10,270	8,204
Deutsche Bank AG 4.00% 6/24/2032 (3-month EUR-EURIBOR + 3.30% on 6/24/2027)[10]	EUR	6,300	5,462
Goldman Sachs Group, Inc. 3.20% 2/23/2023	USD	4,000	3,978
Goldman Sachs Group, Inc. 3.50% 4/1/2025		5,126	4,859
Goldman Sachs Group, Inc. 1.542% 9/10/2027 (USD-SOFR + 0.818% on 9/10/2026)[10]		1,400	1,176
Goldman Sachs Group, Inc. 2.64% 2/24/2028 (USD-SOFR + 1.114% on 2/24/2027)[10]		460	398
Goldman Sachs Group, Inc. 2.60% 2/7/2030		640	510
Goldman Sachs Group, Inc. 2.615% 4/22/2032 (USD-SOFR + 1.281% on 4/22/2031)[10]		8,046	6,148
Goldman Sachs Group, Inc. 1.00% 3/18/2033[11]	EUR	13,530	9,402
Groupe BPCE SA 5.70% 10/22/2023[8]	USD	7,625	7,465

12	American Funds Global Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Groupe BPCE SA 1.625% 1/14/2025[8]	USD	1,490	$1,363
Groupe BPCE SA 1.00% 4/1/2025	EUR	6,800	6,284
HSBC Holdings PLC 3.033% 11/22/2023 (3-month USD-LIBOR + 0.923% on 11/12/2022)[10]	USD	4,670	4,661
HSBC Holdings PLC 4.292% 9/12/2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)[10]		9,368	8,643
HSBC Holdings PLC 2.206% 8/17/2029 (USD-SOFR + 1.285% on 8/17/2028)[10]		680	516
HSBC Holdings PLC 4.95% 3/31/2030		1,200	1,076
HSBC Holdings PLC 2.871% 11/22/2032 (USD-SOFR + 1.41% on 11/22/2031)[10]		624	443
Intercontinental Exchange, Inc. 4.00% 9/15/2027		15,420	14,633
Intesa Sanpaolo SpA 5.017% 6/26/2024[8]		10,165	9,600
JPMorgan Chase & Co. 2.70% 5/18/2023		4,225	4,178
JPMorgan Chase & Co. 1.045% 11/19/2026 (USD-SOFR + 0.80% on 11/19/2025)[10]		850	733
JPMorgan Chase & Co. 1.578% 4/22/2027 (USD-SOFR + 0.885% on 4/22/2026)[10]		12,058	10,378
JPMorgan Chase & Co. 4.323% 4/26/2028 (USD-SOFR + 1.56% on 4/26/2027)[10]		3,000	2,793
JPMorgan Chase & Co. 4.452% 12/5/2029 (3-month USD-LIBOR + 1.33% on 12/5/2028)[10]		900	822
JPMorgan Chase & Co. 4.493% 3/24/2031 (USD-SOFR + 3.79% on 3/24/2030)[10]		11,445	10,352
Kasikornbank PCL HK 3.343% 10/2/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[10]		1,230	1,034
Lloyds Banking Group PLC 7.625% 4/22/2025	GBP	1,225	1,459
Lloyds Banking Group PLC 1.627% 5/11/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026)[10]	USD	800	670
Morgan Stanley 0.985% 12/10/2026 (USD-SOFR + 0.72% on 12/10/2025)[10]		9,110	7,802
Morgan Stanley 1.593% 5/4/2027 (USD-SOFR + 0.879% on 5/4/2026)[10]		8,173	6,999
Morgan Stanley 2.475% 1/21/2028 (USD-SOFR + 1.00% on 1/21/2027)[10]		515	445
Morgan Stanley 4.21% 4/20/2028 (USD-SOFR + 1.61% on 4/20/2027)[10]		857	794
Morgan Stanley 3.772% 1/24/2029 (3-month USD-LIBOR + 1.14% on 1/24/2028)[10]		1,000	893
Morgan Stanley 2.699% 1/22/2031 (USD-SOFR + 1.143% on 1/22/2030)[10]		2,586	2,073
Morgan Stanley 1.928% 4/28/2032 (USD-SOFR + 1.02% on 4/28/2031)[10]		925	672
Morgan Stanley 2.95% 5/7/2032 (3-month EUR-EURIBOR + 1.245% on 5/7/2031)[10]	EUR	25,585	22,265
National Australia Bank, Ltd. 2.99% 5/21/2031[8]	USD	420	316
New York Life Global Funding 1.45% 1/14/2025[8]		1,700	1,568
New York Life Global Funding 1.20% 8/7/2030[8]		6,520	4,830
New York Life Insurance Company 3.75% 5/15/2050[8]		1,261	892
PNC Financial Services Group, Inc. 2.854% 11/9/2022[10]		2,000	1,999
Royal Bank of Canada 1.20% 4/27/2026		10,600	9,153
Santander Holdings USA, Inc. 3.244% 10/5/2026		7,400	6,561
Swiss Re Finance (Luxembourg) SA 5.00% 4/2/2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)[8,10]		2,600	2,270
U.S. Bancorp 2.215% 1/27/2028 (USD-SOFR + 0.73% on 1/27/2027)[10]		1,060	926
UBS Group AG 4.49% 8/5/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.60% on 8/5/2024)[8,10]		19,810	19,145
Wells Fargo & Company 3.908% 4/25/2026 (USD-SOFR + 1.32% on 4/25/2025)[10]		1,081	1,031
Wells Fargo & Company 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[10]		19,528	17,599
Wells Fargo & Company 2.393% 6/2/2028 (USD-SOFR + 2.10% on 6/2/2027)[10]		14,700	12,568
Wells Fargo & Company 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[10]		700	559
Westpac Banking Corp. 2.894% 2/4/2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[10]		18,960	17,317
			432,888

Consumer discretionary 0.73%
Amazon.com, Inc. 2.80% 8/22/2024		7,345	7,102
Amazon.com, Inc. 3.45% 4/13/2029		1,600	1,469
Amazon.com, Inc. 3.60% 4/13/2032		1,600	1,434
Amazon.com, Inc. 2.50% 6/3/2050		4,165	2,480
American Honda Finance Corp. 0.75% 11/25/2026	GBP	510	492
Bayerische Motoren Werke AG 3.90% 4/9/2025[8]	USD	2,780	2,688
Bayerische Motoren Werke AG 1.25% 8/12/2026[8]		325	277
Bayerische Motoren Werke AG 4.15% 4/9/2030[8]		2,780	2,541
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[8]		5,900	5,336
General Motors Company 5.40% 10/2/2023		7,130	7,102
General Motors Financial Co. 1.05% 3/8/2024		225	211
General Motors Financial Co. 2.40% 4/10/2028		10,250	8,310
Hyundai Capital America 0.875% 6/14/2024[8]		6,740	6,194
Hyundai Capital America 1.50% 6/15/2026[8]		5,310	4,433
Hyundai Capital America 1.65% 9/17/2026[8]		275	229

American Funds Global Balanced Fund	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Hyundai Capital America 2.375% 10/15/2027[8]	USD	4,619	$3,764
Hyundai Capital America 2.00% 6/15/2028[8]		3,275	2,551
Lowe’s Companies, Inc. 3.00% 10/15/2050		400	240
NIKE, Inc. 3.375% 3/27/2050		1,875	1,371
Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[8]		13,776	14,854
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[8]		11,135	8,606
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[8]		4,362	4,354
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[8]		3,626	3,686
Stellantis Finance US, Inc. 1.711% 1/29/2027[8]		3,350	2,772
Stellantis Finance US, Inc. 5.625% 1/12/2028[8]		20,580	19,452
Stellantis Finance US, Inc. 2.691% 9/15/2031[8]		925	660
Stellantis NV 0.75% 1/18/2029	EUR	625	486
Stellantis NV 1.25% 6/20/2033		25,580	17,509
Toyota Motor Credit Corp. 1.90% 1/13/2027	USD	703	616
Toyota Motor Credit Corp. 3.375% 4/1/2030		1,239	1,101
Volkswagen Financial Services NV 0.875% 2/20/2025	GBP	1,000	1,025
Volkswagen Group of America Finance, LLC 3.125% 5/12/2023[8]	USD	7,666	7,577
Volkswagen Group of America Finance, LLC 4.25% 11/13/2023[8]		6,300	6,225
Volkswagen Group of America Finance, LLC 4.625% 11/13/2025[8]		5,445	5,271
Volkswagen International Finance NV 2.70% junior subordinated perpetual bonds (5-year EUR Mid-Swap + 2.54% on 12/14/2022)[10]	EUR	1,400	1,383
Volkswagen International Finance NV 4.375% junior subordinated perpetual bonds (9-year EUR Mid-Swap + 3.36% on 3/28/2031)[10]		10,600	8,555
			162,356

Utilities 0.70%
Alabama Power Co. 3.00% 3/15/2052	USD	20,000	12,624
American Electric Power Company, Inc. 1.00% 11/1/2025		100	88
Berkshire Hathaway Energy Company 3.50% 2/1/2025		4,200	4,070
Berkshire Hathaway Energy Company 1.65% 5/15/2031		6,375	4,774
Berkshire Hathaway Energy Company 2.85% 5/15/2051		1,142	686
CMS Energy Corp. 3.60% 11/15/2025		2,000	1,896
CMS Energy Corp. 3.00% 5/15/2026		1,960	1,801
CMS Energy Corp. 3.45% 8/15/2027		890	804
Consumers Energy Co. 3.60% 8/15/2032		11,990	10,550
Dominion Energy, Inc. 2.25% 8/15/2031		250	193
Duke Energy Carolinas, LLC 3.05% 3/15/2023		4,535	4,516
Duke Energy Corp. 3.75% 4/15/2024		3,950	3,877
Duke Energy Progress, LLC 3.70% 9/1/2028		2,400	2,222
Duke Energy Progress, LLC 2.00% 8/15/2031		4,725	3,613
E.On SE 1.625% 3/29/2031	EUR	14,570	11,809
Edison International 5.75% 6/15/2027	USD	833	813
Edison International 4.125% 3/15/2028		4,942	4,400
Enel Finance International SA 1.875% 7/12/2028[8]		9,491	7,144
Enersis Américas SA 4.00% 10/25/2026		1,215	1,126
ENN Energy Holdings, Ltd. 2.625% 9/17/2030[8]		8,481	6,476
Entergy Louisiana, LLC 4.75% 9/15/2052		500	417
Eversource Energy 1.40% 8/15/2026		425	366
Exelon Corp. 3.40% 4/15/2026		4,390	4,099
FirstEnergy Transmission, LLC 2.866% 9/15/2028[8]		225	190
Florida Power & Light Company 2.875% 12/4/2051		10,150	6,490
Grupo Energia Bogota SA ESP 4.875% 5/15/2030[8]		3,590	3,038
Interstate Power and Light Co. 2.30% 6/1/2030		2,650	2,114
NextEra Energy Capital Holdings, Inc. 2.25% 6/1/2030		447	355
NextEra Energy Capital Holdings, Inc. 2.44% 1/15/2032		11,550	8,922
Niagara Mohawk Power Corp. 3.508% 10/1/2024[8]		2,380	2,275
Pacific Gas and Electric Co. 2.95% 3/1/2026		1,035	917
Pacific Gas and Electric Co. 3.30% 3/15/2027		1,775	1,531
Pacific Gas and Electric Co. 2.10% 8/1/2027		5,108	4,204
Pacific Gas and Electric Co. 4.65% 8/1/2028		1,049	919
Pacific Gas and Electric Co. 4.55% 7/1/2030		2,327	2,041
Pacific Gas and Electric Co. 2.50% 2/1/2031		20,358	15,234
Pacific Gas and Electric Co. 3.25% 6/1/2031		3,600	2,806
Pacific Gas and Electric Co. 3.30% 8/1/2040		11,495	7,483
Pacific Gas and Electric Co. 3.50% 8/1/2050		7,757	4,746
Public Service Electric and Gas Co. 2.05% 8/1/2050		1,595	820

14	American Funds Global Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
San Diego Gas & Electric Co. 2.95% 8/15/2051	USD	400	$253
Southern California Edison Co. 2.85% 8/1/2029		525	440
Xcel Energy, Inc. 3.35% 12/1/2026		4,502	4,150
			157,292

Communication services 0.66%
AT&T, Inc. 2.30% 6/1/2027		1,000	873
AT&T, Inc. 2.75% 6/1/2031		12,327	9,873
AT&T, Inc. 2.05% 5/19/2032	EUR	3,440	2,876
AT&T, Inc. 2.55% 12/1/2033	USD	9,200	6,790
AT&T, Inc. 3.50% 9/15/2053		652	419
Baidu, Inc. 3.425% 4/7/2030		1,220	1,011
Comcast Corp. 3.95% 10/15/2025		7,695	7,445
Comcast Corp. 0% 9/14/2026	EUR	4,905	4,254
Comcast Corp. 0.25% 5/20/2027		3,570	3,063
Comcast Corp. 0.25% 9/14/2029		5,185	4,130
Deutsche Telekom International Finance BV 4.375% 6/21/2028[8]	USD	6,025	5,658
Deutsche Telekom International Finance BV 9.25% 6/1/2032		1,510	1,825
Discovery Communications, Inc. 3.625% 5/15/2030		1,467	1,186
France Télécom 5.375% 11/22/2050	GBP	2,000	2,418
Netflix, Inc. 4.875% 4/15/2028	USD	574	545
Netflix, Inc. 5.875% 11/15/2028		667	664
Netflix, Inc. 6.375% 5/15/2029		259	264
Netflix, Inc. 3.875% 11/15/2029[11]	EUR	13,730	12,642
Tencent Holdings, Ltd. 2.39% 6/3/2030[8]	USD	13,730	9,992
Tencent Holdings, Ltd. 3.24% 6/3/2050[8]		6,050	3,162
Tencent Music Entertainment Group 2.00% 9/3/2030		2,055	1,391
T-Mobile US, Inc. 1.50% 2/15/2026		3,900	3,422
T-Mobile US, Inc. 2.05% 2/15/2028		2,500	2,077
T-Mobile US, Inc. 2.55% 2/15/2031		3,900	3,088
T-Mobile US, Inc. 3.00% 2/15/2041		500	337
T-Mobile US, Inc. 3.30% 2/15/2051		600	386
Verizon Communications, Inc. 0.375% 3/22/2029	EUR	9,780	7,834
Verizon Communications, Inc. 3.15% 3/22/2030	USD	2,050	1,734
Verizon Communications, Inc. 1.68% 10/30/2030		298	222
Verizon Communications, Inc. 2.55% 3/21/2031		28,040	22,176
Verizon Communications, Inc. 0.75% 3/22/2032	EUR	4,480	3,298
Walt Disney Company 2.65% 1/13/2031	USD	7,420	6,154
WarnerMedia Holdings, Inc. 4.279% 3/15/2032[8]		873	706
WarnerMedia Holdings, Inc. 5.05% 3/15/2042[8]		19,461	14,270
			146,185

Energy 0.49%
Baker Hughes Co. 4.486% 5/1/2030		1,258	1,156
Canadian Natural Resources, Ltd. 2.95% 7/15/2030		9,875	8,110
Cenovus Energy, Inc. 5.40% 6/15/2047		900	769
Continental Resources, Inc. 2.875% 4/1/2032[8]		11,773	8,615
Enbridge, Inc. 2.50% 1/15/2025		2,800	2,625
Enbridge, Inc. 4.25% 12/1/2026		2,685	2,543
Enbridge, Inc. 3.70% 7/15/2027		2,083	1,912
Kinder Morgan, Inc. 4.30% 6/1/2025		10,300	10,029
Kinder Morgan, Inc. 3.60% 2/15/2051		10,050	6,525
MPLX, LP 2.65% 8/15/2030		3,002	2,367
ONEOK, Inc. 2.20% 9/15/2025		535	483
ONEOK, Inc. 3.10% 3/15/2030		3,835	3,104
Petróleos Mexicanos 7.19% 9/12/2024	MXN	158,687	7,299
Petróleos Mexicanos 6.875% 10/16/2025	USD	210	202
Petróleos Mexicanos 5.95% 1/28/2031		587	424
Petróleos Mexicanos 6.75% 9/21/2047		6,438	3,889
Petróleos Mexicanos 6.95% 1/28/2060		414	249
Plains All American Pipeline, LP 3.80% 9/15/2030		1,081	902
PTT Exploration and Production PCL 2.587% 6/10/2027[8]		740	635
Qatar Petroleum 1.375% 9/12/2026[8]		680	599
Qatar Petroleum 3.125% 7/12/2041[8]		20,550	14,622
SA Global Sukuk, Ltd. 0.946% 6/17/2024[8]		1,500	1,398
Shell International Finance BV 3.50% 11/13/2023		3,505	3,457
Shell International Finance BV 2.375% 11/7/2029		2,060	1,738

American Funds Global Balanced Fund	15

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
TotalEnergies SE 2.708% junior subordinated perpetual bonds (5-year EUR-EURIBOR + 2.75% on 5/5/2023)[10]	EUR	1,100	$1,081
TransCanada Corp. 5.875% 8/15/2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)[10]	USD	18,000	16,790
TransCanada PipeLines, Ltd. 4.10% 4/15/2030		3,360	3,011
Williams Companies, Inc. 3.50% 11/15/2030		2,749	2,318
Williams Companies, Inc. 2.60% 3/15/2031		470	369
Williams Partners, LP 4.30% 3/4/2024		2,000	1,970
Williams Partners, LP 3.90% 1/15/2025		945	912
			110,103

Industrials 0.36%
Boeing Company 4.508% 5/1/2023		26,500	26,394
Boeing Company 3.25% 2/1/2028		650	564
Canadian Pacific Railway, Ltd. 2.45% 12/2/2031		164	130
Canadian Pacific Railway, Ltd. 3.10% 12/2/2051		13,661	8,711
Carrier Global Corp. 2.242% 2/15/2025		210	196
Carrier Global Corp. 2.493% 2/15/2027		277	244
CSX Corp. 2.50% 5/15/2051		275	157
General Electric Capital Corp. 4.418% 11/15/2035		8,830	7,802
Honeywell International, Inc. 0.75% 3/10/2032	EUR	1,060	793
Masco Corp. 1.50% 2/15/2028	USD	309	248
MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[8]		15,523	14,106
Singapore Airlines, Ltd. 3.375% 1/19/2029		17,940	15,292
Union Pacific Corp. 2.80% 2/14/2032		800	664
United Technologies Corp. 4.125% 11/16/2028		5,000	4,658
			79,959

Information technology 0.35%
Adobe, Inc. 2.15% 2/1/2027		3,585	3,220
Apple, Inc. 3.35% 2/9/2027		2,650	2,516
Apple, Inc. 3.35% 8/8/2032		20,330	17,943
Apple, Inc. 2.375% 2/8/2041		750	503
Apple, Inc. 2.40% 8/20/2050		500	298
Broadcom, Inc. 3.15% 11/15/2025		659	615
Broadcom, Inc. 4.00% 4/15/2029[8]		3,915	3,438
Broadcom, Inc. 4.15% 11/15/2030		3,330	2,868
Broadcom, Inc. 3.419% 4/15/2033[8]		2,171	1,652
Broadcom, Inc. 3.137% 11/15/2035[8]		75	52
Broadcom, Inc. 3.75% 2/15/2051[8]		101	65
Lenovo Group, Ltd. 5.875% 4/24/2025		16,810	16,311
Mastercard, Inc. 2.00% 11/18/2031		8,291	6,524
Microsoft Corp. 2.40% 8/8/2026		10,568	9,787
Microsoft Corp. 3.30% 2/6/2027		2,600	2,474
Oracle Corp. 2.65% 7/15/2026		5,224	4,700
Oracle Corp. 3.25% 11/15/2027		4,246	3,771
PayPal Holdings, Inc. 2.30% 6/1/2030		1,701	1,373
ServiceNow, Inc. 1.40% 9/1/2030		140	103
			78,213

Health care 0.28%
Abbott Laboratories 3.75% 11/30/2026		1,133	1,089
AbbVie, Inc. 3.80% 3/15/2025		5,000	4,826
AbbVie, Inc. 3.20% 5/14/2026		3,000	2,797
Amgen, Inc. 1.90% 2/21/2025		1,644	1,533
Amgen, Inc. 2.20% 2/21/2027		1,261	1,121
Amgen, Inc. 4.20% 3/1/2033		1,425	1,285
AstraZeneca Finance, LLC 1.75% 5/28/2028		3,480	2,909
AstraZeneca Finance, LLC 2.25% 5/28/2031		5,028	4,053
AstraZeneca PLC 3.50% 8/17/2023		4,500	4,451
Bayer US Finance II, LLC 3.875% 12/15/2023[8]		2,582	2,533
Bayer US Finance II, LLC 4.25% 12/15/2025[8]		419	401
Becton, Dickinson and Company 3.734% 12/15/2024		322	312
Becton, Dickinson and Company 3.70% 6/6/2027		1,888	1,752
Becton, Dickinson and Company 2.823% 5/20/2030		1,089	909
Becton, Dickinson and Company 4.298% 8/22/2032		12,340	11,178
Cigna Corp. 4.125% 11/15/2025		1,010	977
Cigna Corp. 2.375% 3/15/2031		49	39

16	American Funds Global Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
EMD Finance, LLC 3.25% 3/19/2025[8]	USD	9,675	$9,225
Regeneron Pharmaceuticals, Inc. 1.75% 9/15/2030		3,502	2,641
Shire PLC 2.875% 9/23/2023		988	966
Shire PLC 3.20% 9/23/2026		905	832
Stryker Corp. 0.25% 12/3/2024	EUR	1,200	1,112
Stryker Corp. 0.75% 3/1/2029		2,440	1,991
Stryker Corp. 1.00% 12/3/2031		1,130	854
Takeda Pharmaceutical Company, Ltd. 0.75% 7/9/2027		1,984	1,732
			61,518

Consumer staples 0.25%
Altria Group, Inc. 1.70% 6/15/2025		12,300	11,466
Altria Group, Inc. 2.20% 6/15/2027		6,300	5,503
Altria Group, Inc. 3.40% 2/4/2041	USD	600	368
Anheuser-Busch InBev NV 4.00% 4/13/2028		2,800	2,648
Anheuser-Busch InBev NV 4.75% 1/23/2029		8,970	8,733
Anheuser-Busch InBev NV 4.50% 6/1/2050		845	691
BAT Netherlands Finance 3.125% 4/7/2028	EUR	1,900	1,674
British American Tobacco PLC 3.215% 9/6/2026	USD	2,181	1,940
British American Tobacco PLC 4.70% 4/2/2027		4,193	3,889
British American Tobacco PLC 3.557% 8/15/2027		2,610	2,274
British American Tobacco PLC 3.462% 9/6/2029		2,625	2,123
Conagra Brands, Inc. 4.30% 5/1/2024		6,130	6,036
Conagra Brands, Inc. 1.375% 11/1/2027		355	287
Kimberly-Clark Corp. 3.10% 3/26/2030		374	328
Philip Morris International, Inc. 2.10% 5/1/2030		2,078	1,586
Philip Morris International, Inc. 4.125% 3/4/2043		819	561
Philip Morris International, Inc. 4.875% 11/15/2043		1,081	833
Reynolds American, Inc. 4.45% 6/12/2025		4,190	4,047
			54,987

Materials 0.17%
Anglo American Capital PLC 5.375% 4/1/2025[8]		9,050	8,919
Anglo American Capital PLC 5.625% 4/1/2030[8]		600	567
Celanese US Holdings, LLC 5.337% 1/19/2029	EUR	18,820	16,695
Celanese US Holdings, LLC 6.379% 7/15/2032	USD	3,255	2,966
Dow Chemical Co. 0.50% 3/15/2027	EUR	3,140	2,635
Dow Chemical Co. 1.125% 3/15/2032		2,890	2,034
Fresnillo PLC 4.25% 10/2/2050[8]	USD	1,797	1,225
Newcrest Finance Pty, Ltd. 3.25% 5/13/2030[8]		1,055	854
Vale Overseas, Ltd. 3.75% 7/8/2030		3,478	2,866
			38,761

Real estate 0.09%
American Tower Corp. 0.45% 1/15/2027	EUR	7,635	6,376
American Tower Corp. 0.875% 5/21/2029		5,170	3,997
American Tower Corp. 1.25% 5/21/2033		2,165	1,518
Corporate Office Properties, LP 2.75% 4/15/2031	USD	180	130
Equinix, Inc. 3.20% 11/18/2029		650	545
Equinix, Inc. 2.15% 7/15/2030		5,662	4,315
Equinix, Inc. 3.00% 7/15/2050		1,738	1,010
VICI Properties, LP 4.375% 5/15/2025		561	534
WEA Finance, LLC 3.75% 9/17/2024[8]		2,070	1,949
			20,374

Municipals 0.01%
Aeropuerto International de Tocume SA 5.125% 8/11/2061[8]		3,390	2,309

Total corporate bonds, notes & loans			1,344,945

Mortgage-backed obligations 2.65%
Federal agency mortgage-backed obligations 1.73%
Fannie Mae Pool #MA3539 4.50% 12/1/2038[12]		113	109
Fannie Mae Pool #CA7599 2.50% 11/1/2050[12]		6,404	5,318
Fannie Mae Pool #FS0647 3.00% 2/1/2052[12]		282	244
Freddie Mac Pool #SI2002 4.00% 3/1/2048[12]		4	4
Freddie Mac, Series K153, Class A2, Multi Family, 3.82% 1/25/2033[12]		36,020	32,620
Government National Mortgage Assn. 4.00% 10/20/2045[12]		372	349

American Funds Global Balanced Fund	17

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn. 3.50% 11/1/2052[12,13]	USD	59,655	$53,405
Government National Mortgage Assn. 5.00% 11/1/2052[12,13]		49,980	48,631
Uniform Mortgage-Backed Security 2.50% 11/1/2052[12,13]		3,295	2,698
Uniform Mortgage-Backed Security 3.50% 11/1/2052[12,13]		30,208	26,556
Uniform Mortgage-Backed Security 4.00% 11/1/2052[12,13]		35,127	31,938
Uniform Mortgage-Backed Security 4.50% 11/1/2052[12,13]		68,564	64,332
Uniform Mortgage-Backed Security 5.00% 11/1/2052[12,13]		33,776	32,580
Uniform Mortgage-Backed Security 5.50% 11/1/2052[12,13]		2,093	2,065
Uniform Mortgage-Backed Security 3.50% 12/1/2052[12,13]		17,933	15,760
Uniform Mortgage-Backed Security 4.00% 12/1/2052[12,13]		3,266	2,968
Uniform Mortgage-Backed Security 5.00% 12/1/2052[12,13]		36,414	35,088
Uniform Mortgage-Backed Security 5.50% 12/1/2052[12,13]		32,707	32,207
			386,872

Other mortgage-backed securities 0.92%
Nordea Kredit 0.50% 10/1/2040[12]	DKK	60,726	6,286
Nykredit Realkredit AS, Series 01E, 2.00% 7/1/2037[12]		15,627	1,839
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2040[12]		661,014	68,515
Nykredit Realkredit AS, Series 01E, 1.50% 10/1/2040[12]		150,075	17,199
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2043[12]		872,225	88,707
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2050[12]		51,246	4,647
Nykredit Realkredit AS, Series CCE, 1.00% 10/1/2050[12]		49,252	4,760
Nykredit Realkredit AS, Series 01E, 1.00% 10/1/2053[12]		112,475	10,723
Realkredit Danmark AS 1.00% 10/1/2053[12]		20,149	1,928
			204,604

Total mortgage-backed obligations			591,476

Asset-backed obligations 0.65%
AmeriCredit Automobile Receivables Trust, Series 2022-2, Class A2B, (30-day Average USD-SOFR + 1.15%) 3.967% 12/18/2025[12,14]	USD	14,040	14,040
CarMaxAuto Owner Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.77%) 3.561% 9/15/2025[12,14]		8,122	8,137
Exeter Automobile Receivables Trust, Series 2022-3A, Class A2, 3.45% 8/15/2024[12]		4,900	4,884
Exeter Automobile Receivables Trust, Series 2022-4A, Class A2, 3.99% 8/15/2024[12]		4,476	4,465
Ford Credit Auto Owner Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.60%) 3.391% 2/15/2025[12,14]		6,646	6,647
GM Financial Automobile Leasing Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.71%) 3.63% 10/21/2024[12,14]		6,900	6,897
GM Financial Consumer Automobile Receivables Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.60%) 3.391% 9/16/2025[12,14]		7,391	7,392
Hyundai Auto Receivables Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.58%) 3.371% 5/15/2025[12,14]		6,830	6,830
Nissan Auto Lease Trust, Series 2021-A, Class A3, 0.52% 8/15/2024[12]		18,200	17,611
Nissan Auto Lease Trust, Series 2022-A, Class A2B, (30-day Average USD-SOFR + 0.68%) 3.471% 8/15/2024[12,14]		17,200	17,204
Santander Drive Auto Receivables Trust, Series 2022-4, Class A2, 4.05% 7/15/2025[12]		12,790	12,700
Toyota Auto Receivables Owner Trust, Series 2022-C, Class A2B, (1-month USD-SOFR + 0.57%) 3.361% 8/15/2025[12,14]		2,464	2,461
Verizon Master Trust, Series 2022-3, Class A, 3.01% 5/20/2027 (3.76% on 11/20/2023)[10,12]		14,770	14,433
Volkswagen Auto Lease Trust, Series 2022-A, Class A2, 3.02% 10/21/2024[12]		9,937	9,777
Westlake Automobile Receivables Trust, Series 2022-2A, Class A2A, 3.36% 8/15/2025[8,12]		11,208	11,061
			144,539

Municipals 0.03%
Ohio 0.01%
Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2/15/2048		4,090	2,820

18	American Funds Global Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Municipals (continued)
Texas 0.02%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052	USD	5,670	$3,619

Total municipals			6,439
Total bonds, notes & other debt instruments (cost: $9,111,294,000)			7,695,966

Short-term securities 7.23%		Shares
Money market investments 7.18%
Capital Group Central Cash Fund 3.18%[5,15]		16,029,906	1,602,670

Money market investments purchased with collateral from securities on loan 0.05%
Capital Group Central Cash Fund 3.18%[5,15,16]		42,889	4,288
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 3.07%[15,16]		1,638,679	1,639
Goldman Sachs Financial Square Government Fund, Institutional Shares 3.09%[15,16]		1,620,654	1,621
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.01%[15,16]		1,300,000	1,300
Dreyfus Treasury Obligations Cash Management, Institutional Shares 3.00%[15,16]		596,582	596
BlackRock Liquidity Funds – FedFund, Institutional Shares 2.87%[15,16]		300,000	300
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 2.88%[15,16]		300,000	300
			10,044

Total short-term securities (cost: $1,612,709,000)			1,612,714
Total investment securities 101.50% (cost: $22,208,735,000)			22,647,564
Other assets less liabilities (1.50)%			(334,908)

Net assets 100.00%			$22,312,656

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 10/31/2022 (000)
90 Day Eurodollar Futures	Long	37	December 2022	USD8,777	$(402)
2 Year U.S. Treasury Note Futures	Long	601	December 2022	122,834	(2,616)
5 Year Euro-Bobl Futures	Long	2,589	December 2022	306,185	(3,209)
5 Year U.S. Treasury Note Futures	Long	5,962	December 2022	635,512	(12,335)
10 Year Euro-Bund Futures	Long	1,002	December 2022	137,087	(2,218)
10 Year Italy Government Bond Futures	Long	11	December 2022	1,246	(28)
10 Year Japanese Government Bond Futures	Short	108	December 2022	(108,054)	(77)
10 Year Australian Treasury Bond Futures	Long	298	December 2022	22,584	(417)
10 Year U.S. Treasury Note Futures	Short	692	December 2022	(76,531)	2,315
10 Year UK Gilt Futures	Long	3	December 2022	351	19
20 Year U.S. Treasury Bond Futures	Long	207	December 2022	24,944	(3,295)
30 Year Euro-Buxl Futures	Long	91	December 2022	12,970	(1,382)
30 Year Ultra U.S. Treasury Bond Futures	Short	470	December 2022	(59,998)	10,039
					$(13,606)

American Funds Global Balanced Fund	19

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 10/31/2022 (000)
USD	49,592	JPY	7,312,100	JPMorgan Chase	11/1/2022	$411
USD	3,992	JPY	588,630	JPMorgan Chase	11/1/2022	33
JPY	588,630	USD	4,407	Bank of America	11/1/2022	(448)
JPY	7,312,100	USD	54,744	Bank of America	11/1/2022	(5,563)
KRW	747,200	USD	519	Goldman Sachs	11/3/2022	5
USD	523	KRW	747,200	UBS AG	11/3/2022	(1)
USD	30,230	AUD	47,115	Standard Chartered Bank	11/10/2022	85
AUD	43,175	USD	27,558	HSBC Bank	11/10/2022	66
AUD	3,940	USD	2,517	Standard Chartered Bank	11/10/2022	4
JPY	417,157	AUD	4,480	JPMorgan Chase	11/10/2022	(58)
JPY	4,786,129	AUD	51,400	JPMorgan Chase	11/10/2022	(664)
JPY	16,346,450	USD	113,477	Bank of America	11/10/2022	(3,423)
JPY	16,346,450	USD	113,477	Citibank	11/10/2022	(3,424)
JPY	21,892,260	USD	151,844	JPMorgan Chase	11/10/2022	(4,454)
KRW	25,025,338	USD	17,457	Citibank	11/14/2022	75
USD	224	INR	18,470	Standard Chartered Bank	11/14/2022	1
IDR	12,592,370	USD	818	Citibank	11/14/2022	(12)
EUR	179,939	USD	175,077	JPMorgan Chase	11/16/2022	2,947
EUR	42,980	USD	41,819	JPMorgan Chase	11/16/2022	704
CAD	29,702	USD	21,488	UBS AG	11/16/2022	316
PLN	7,770	EUR	1,586	UBS AG	11/16/2022	56
EUR	2,440	USD	2,374	JPMorgan Chase	11/16/2022	40
SEK	6,730	USD	594	Bank of America	11/16/2022	16
CAD	4,610	USD	3,386	JPMorgan Chase	11/16/2022	(2)
USD	889	NZD	1,590	HSBC Bank	11/16/2022	(36)
USD	24,097	MXN	484,930	UBS AG	11/16/2022	(305)
USD	42,827	AUD	68,181	UBS AG	11/16/2022	(805)
MXN	1,642,110	USD	82,351	Citibank	11/18/2022	246
NZD	8,661	USD	4,802	Standard Chartered Bank	11/18/2022	236
SEK	73,900	USD	6,495	Standard Chartered Bank	11/18/2022	206
EUR	9,058	USD	8,796	JPMorgan Chase	11/18/2022	167
NZD	2,340	USD	1,297	Standard Chartered Bank	11/18/2022	64
MXN	143,280	USD	7,185	Citibank	11/18/2022	22
EUR	13,066	DKK	97,170	Bank of America	11/18/2022	14
USD	1,114	MYR	5,220	JPMorgan Chase	11/18/2022	10
USD	37,818	JPY	5,612,000	Morgan Stanley	11/18/2022	1
USD	3	GBP	3	Morgan Stanley	11/18/2022	— [3]
USD	3,289	JPY	488,140	Standard Chartered Bank	11/18/2022	(1)
CAD	54,230	USD	39,831	JPMorgan Chase	11/18/2022	(22)
CNH	29,370	USD	4,074	JPMorgan Chase	11/18/2022	(66)
USD	12,770	EUR	13,150	JPMorgan Chase	11/18/2022	(242)
JPY	3,442,980	USD	23,449	Bank of America	11/18/2022	(249)
USD	15,840	EUR	16,312	JPMorgan Chase	11/18/2022	(301)
USD	38,287	BRL	200,675	Morgan Stanley	11/18/2022	(402)
EUR	58,400	USD	58,285	Goldman Sachs	11/18/2022	(499)
USD	56,339	EUR	57,725	Goldman Sachs	11/18/2022	(780)
USD	38,951	CAD	54,230	JPMorgan Chase	11/18/2022	(858)
JPY	13,809,154	USD	94,063	Morgan Stanley	11/18/2022	(1,008)
USD	163,412	MXN	3,301,140	Morgan Stanley	11/18/2022	(2,634)
EUR	30,647	USD	30,069	Citibank	11/21/2022	263
USD	7,769	CNH	55,806	Standard Chartered Bank	11/21/2022	153
CZK	44,185	USD	1,739	HSBC Bank	11/22/2022	42
USD	15,685	MYR	74,150	Standard Chartered Bank	11/22/2022	(7)
EUR	64,850	USD	63,668	Citibank	11/23/2022	524
PLN	7,170	USD	1,465	Citibank	11/23/2022	32
EUR	1,950	PLN	9,370	Citibank	11/23/2022	(27)
EUR	5,120	USD	5,115	HSBC Bank	11/23/2022	(47)
USD	13,827	COP	69,460,470	Morgan Stanley	11/23/2022	(180)
JPY	588,630	USD	4,008	JPMorgan Chase	12/6/2022	(32)
JPY	7,312,100	USD	49,784	JPMorgan Chase	12/6/2022	(395)
GBP	24,030	USD	27,180	Citibank	12/7/2022	410
EUR	132,712	DKK	987,155	Morgan Stanley	12/7/2022	104

20	American Funds Global Balanced Fund

Forward currency contracts (continued)

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 10/31/2022 (000)
USD	2,983	COP	14,363,080	Citibank	12/7/2022	$94
CAD	14,745	USD	10,741	HSBC Bank	12/7/2022	86
EUR	7,785	USD	7,706	Bank of New York Mellon	12/7/2022	10
USD	4,304	DKK	32,364	Bank of New York Mellon	12/7/2022	(5)
USD	1,273	MXN	25,612	Goldman Sachs	12/7/2022	(11)
USD	3,001	CAD	4,120	HSBC Bank	12/7/2022	(24)
AUD	26,450	USD	17,141	Standard Chartered Bank	12/7/2022	(203)
KRW	747,200	USD	523	UBS AG	12/8/2022	1
PLN	9,600	USD	2,315	BNP Paribas	2/2/2023	(338)
PLN	181,720	USD	43,818	BNP Paribas	2/2/2023	(6,408)
						$(26,490)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at	Upfront premium	Unrealized depreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	10/31/2022 (000)	paid (000)	at 10/31/2022 (000)
1.2475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023	NZD23,959	$(394)	$—	$(394)
1.234974%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023	204,176	(3,371)	—	(3,371)
1.2375%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/26/2023	75,250	(1,271)	—	(1,271)
1.264%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/27/2023	188,099	(3,153)	—	(3,153)
1.26%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/30/2023	31,027	(524)	—	(524)
1.28%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/31/2023	31,027	(523)	—	(523)
1.30%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/3/2023	34,062	(579)	—	(579)
1.4975%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/21/2023	63,786	(1,087)	—	(1,087)
1.445%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/28/2023	63,714	(1,133)	—	(1,133)
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/29/2023	64,930	(1,156)	—	(1,156)
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/30/2023	65,200	(1,162)	—	(1,162)
1.5212%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023	15,900	(295)	—	(295)
1.5125%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023	57,556	(1,070)	—	(1,070)
1.53%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023	65,649	(1,214)	—	(1,214)
1.5625%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/15/2023	65,577	(1,202)	—	(1,202)
1.59%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/18/2023	65,577	(1,201)	—	(1,201)
1.62%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/19/2023	72,901	(1,335)	—	(1,335)
2.2525%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023	193,402	(3,039)	—	(3,039)
2.24%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023	193,402	(3,053)	—	(3,053)
2.20%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/9/2023	16,270	(261)	—	(261)
3.6097%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	4/14/2024	23,900	(278)	—	(278)
2.495%	Annual	SONIA	Annual	5/5/2024	GBP181,830	(4,739)	—	(4,739)
2.42%	Annual	SONIA	Annual	5/5/2024	362,600	(9,745)	—	(9,745)
2.9588%	Annual	SONIA	Annual	6/9/2024	246,870	(5,171)	—	(5,171)
SONIA	Annual	5.6325%	Annual	9/25/2024	453,970	(3,783)	—	(3,783)
6.59%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN126,900	(559)	—	(559)
6.585%	28-day	28-day MXN-TIIE	28-day	6/25/2026	166,800	(736)	—	(736)
6.64%	28-day	28-day MXN-TIIE	28-day	6/25/2026	205,100	(888)	—	(888)
6.6175%	28-day	28-day MXN-TIIE	28-day	6/25/2026	543,800	(2,373)	—	(2,373)
6.633%	28-day	28-day MXN-TIIE	28-day	6/25/2026	565,700	(2,455)	—	(2,455)
6.58%	28-day	28-day MXN-TIIE	28-day	6/25/2026	716,200	(3,168)	—	(3,168)
6.605%	28-day	28-day MXN-TIIE	28-day	7/6/2026	466,325	(2,054)	—	(2,054)
7.59%	28-day	28-day MXN-TIIE	28-day	10/29/2026	212,700	(637)	—	(637)
7.62%	28-day	28-day MXN-TIIE	28-day	10/29/2026	318,971	(939)	—	(939)
7.66%	28-day	28-day MXN-TIIE	28-day	10/29/2026	520,800	(1,498)	—	(1,498)
7.64%	28-day	28-day MXN-TIIE	28-day	10/29/2026	520,800	(1,515)	—	(1,515)
7.52%	28-day	28-day MXN-TIIE	28-day	10/30/2026	657,429	(2,046)	—	(2,046)

American Funds Global Balanced Fund	21

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional	Value at	Upfront premium	Unrealized depreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	10/31/2022 (000)	paid (000)	at 10/31/2022 (000)
7.475%	28-day	28-day MXN-TIIE	28-day	2/3/2027	MXN79,150	$(262)	$—	$(262)
8.715%	28-day	28-day MXN-TIIE	28-day	4/7/2027	162,800	(184)	—	(184)
						$(70,053)	$—	$(70,053)

Investments in affiliates5

	Value of affiliates at 11/1/2021 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 10/31/2022 (000)	Dividend income (000)
Investment funds 1.12%
Capital Group Central Corporate Bond Fund	$—	$252,581	$—	$—	$(3,113)	$249,468	$623
Short-term securities 7.20%
Money market investments 7.18%
Capital Group Central Cash Fund 3.18%[15]	693,043	5,709,076	4,799,096	(310)	(43)	1,602,670	16,482
Money market investments purchased with collateral from securities on loan 0.02%
Capital Group Central Cash Fund 3.18%[15,16]	—	4,28817				4,288	—	[18]
Total short-term securities						1,606,958
Total 8.32%				$(310)	$(3,156)	$1,856,426	$17,105

Restricted securities11

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Netflix, Inc. 3.875% 11/15/2029	2/8/2022-7/13/2022	$13,388	$12,642	.06%
Goldman Sachs Group, Inc. 1.00% 3/18/2033	5/19/2021	16,197	9,402	.04
Total		$29,585	$22,044	.10%

[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]	Amount less than one thousand.
[4]	All or a portion of this security was on loan. The total value of all such securities was $9,840,000, which represented .04% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[5]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[6]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $62,765,000, which represented .28% of the net assets of the fund.
[7]	Index-linked bond whose principal amount moves with a government price index.
[8]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $363,165,000, which represented 1.63% of the net assets of the fund.
[9]	Scheduled interest and/or principal payment was not received.
[10]	Step bond; coupon rate may change at a later date.
[11]	Restricted security, other than Rule 144A, subject to legal or contractual restrictions on resale, including securities not registered under the Securities Act of 1933. The total value of all such restricted securities was $22,044,000, which represented .10% of the net assets of the fund.
[12]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[13]	Purchased on a TBA basis.
[14]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[15]	Rate represents the seven-day yield at 10/31/2022.
[16]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[17]	Represents net activity. Refer to Note 5 for more information on securities lending.
[18]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

22	American Funds Global Balanced Fund

Key to abbreviations

ADR = American Depositary Receipts

Assn. = Association

AUD = Australian dollars

BBR = Bank Base Rate

BRL = Brazilian reais

CAD = Canadian dollars

CDI = CREST Depository Interest

CLP = Chilean pesos

CNH = Chinese yuan renminbi

CNY = Chinese yuan

COP = Colombian pesos

CZK = Czech korunas

DKK = Danish kroner

EUR = Euros

EURIBOR = Euro Interbank Offered Rate

FRA = Forward Rate Agreement

GBP = British pounds

IDR = Indonesian rupiah

INR = Indian rupees

JPY = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NZD = New Zealand dollars

PLN = Polish zloty

Ref. = Refunding

REIT = Real Estate Investment Trust

Rev. = Revenue

RUB = Russian rubles

SEK = Swedish kronor

SOFR = Secured Overnight Financing Rate

SONIA = Sterling Overnight Interbank Average Rate

TBA = To be announced

TIIE = Equilibrium Interbank Interest Rate

UAH = Ukrainian hryvnia

USD = U.S. dollars

ZAR = South African rand

Refer to the notes to financial statements.

American Funds Global Balanced Fund	23

Financial statements

Statement of assets and liabilities at October 31, 2022	(dollars in thousands)

Assets:
Investment securities, at value (includes $9,840 of investment securities on loan):
Unaffiliated issuers (cost: $20,349,201)	$20,791,138
Affiliated issuers (cost: $1,859,534)	1,856,426		$22,647,564
Cash			953
Cash denominated in currencies other than U.S. dollars (cost: $5,311)			5,311
Unrealized appreciation on open forward currency contracts			7,444
Receivables for:
Sales of investments	196,006
Sales of fund’s shares	11,582
Dividends and interest	85,374
Securities lending income	—	*
Closed forward currency contracts	259
Variation margin on futures contracts	1,251
Variation margin on centrally cleared swap contracts	1,710
Other	—	*	296,182
			22,957,454
Liabilities:
Collateral for securities on loan			10,044
Unrealized depreciation on open forward currency contracts			33,934
Payables for:
Purchases of investments	543,730
Repurchases of fund’s shares	12,242
Investment advisory services	8,097
Services provided by related parties	2,150
Trustees’ deferred compensation	1,151
Closed forward currency contracts	72
Variation margin on futures contracts	6,673
Variation margin on centrally cleared swap contracts	2,623
Other	24,082		600,820
Net assets at October 31, 2022			$22,312,656

Net assets consist of:
Capital paid in on shares of beneficial interest			$22,521,162
Total accumulated loss			(208,506)
Net assets at October 31, 2022			$22,312,656

*	Amount less than one thousand.

Refer to the notes to financial statements.

24	American Funds Global Balanced Fund

Financial statements (continued)

Statement of assets and liabilities
at October 31, 2022 (continued)

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (721,181 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$4,880,399	157,799		$30.93
Class C	266,051	8,624		30.85
Class T	10	—	*	30.87
Class F-1	107,873	3,486		30.95
Class F-2	2,749,373	88,875		30.94
Class F-3	772,343	24,981		30.92
Class 529-A	275,370	8,910		30.90
Class 529-C	19,235	624		30.80
Class 529-E	11,122	360		30.88
Class 529-T	12	—	*	30.87
Class 529-F-1	10	—	*	30.92
Class 529-F-2	37,959	1,228		30.92
Class 529-F-3	10	—	*	30.93
Class R-1	3,368	109		30.87
Class R-2	39,746	1,291		30.78
Class R-2E	3,271	106		30.84
Class R-3	48,527	1,572		30.87
Class R-4	38,283	1,238		30.93
Class R-5E	6,245	202		30.90
Class R-5	20,000	646		30.97
Class R-6	13,033,449	421,130		30.95

*	Amount less than one thousand.

Refer to the notes to financial statements.

American Funds Global Balanced Fund	25

Financial statements (continued)

Statement of operations for the year ended October 31, 2022	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $23,775; also includes $17,105 from affiliates)	$422,234
Interest from unaffiliated issuers (net of non-U.S. taxes of $585)	190,103
Securities lending income (net of fees)	1,265	$613,602
Fees and expenses*:
Investment advisory services	106,641
Distribution services	20,200
Transfer agent services	8,990
Administrative services	7,353
529 plan services	229
Reports to shareholders	341
Registration statement and prospectus	524
Trustees’ compensation	(119)
Auditing and legal	157
Custodian	1,520
Other	105	145,941
Net investment income		467,661

Net realized loss and unrealized depreciation:
Net realized (loss) gain on:
Investments (net of non-U.S. taxes of $1,810):
Unaffiliated issuers	(427,770)
Affiliated issuers	(310)
Futures contracts	2,773
Forward currency contracts	(174,647)
Swap contracts	23,694
Currency transactions	(13,362)	(589,622)
Net unrealized depreciation on:
Investments (net of non-U.S. taxes of $21,758):
Unaffiliated issuers	(4,582,092)
Affiliated issuers	(3,156)
Futures contracts	(18,073)
Forward currency contracts	(27,280)
Swap contracts	(51,398)
Currency translations	(670)	(4,682,669)
Net realized loss and unrealized depreciation		(5,272,291)

Net decrease in net assets resulting from operations		$(4,804,630)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Refer to the notes to financial statements.

26	American Funds Global Balanced Fund

Financial statements (continued)

Statements of changes in net assets	(dollars in thousands)

	Year ended October 31,
	2022	2021
Operations:
Net investment income	$467,661	$447,699
Net realized (loss) gain	(589,622)	1,506,057
Net unrealized (depreciation) appreciation	(4,682,669)	2,510,063
Net (decrease) increase in net assets resulting from operations	(4,804,630)	4,463,819

Distributions paid to shareholders	(1,547,789)	(441,590)

Net capital share transactions	2,698,831	1,492,264

Total (decrease) increase in net assets	(3,653,588)	5,514,493

Net assets:
Beginning of year	25,966,244	20,451,751
End of year	$22,312,656	$25,966,244

Refer to the notes to financial statements.

American Funds Global Balanced Fund	27

Notes to financial statements

1. Organization

American Funds Global Balanced Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

28	American Funds Global Balanced Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Corporate Bond Fund (“CCBF”), a fund within the Capital Group Central Fund Series II, and Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (collectively the “Central Funds”), are each valued based upon a floating net asset value, which fluctuates with changes in the value of each fund’s portfolio securities. The underlying securities are valued based on the policies and procedures in the Central Funds’ statements of additional information. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor. Swaps are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include the yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, other reference data, and terms of the contract.

American Funds Global Balanced Fund	29

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The tables on the following page present the fund’s valuation levels as of October 31, 2022 (dollars in thousands):

30	American Funds Global Balanced Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Financials	$2,282,591	$—	$—		$2,282,591
Industrials	1,760,543	—	—		1,760,543
Health care	1,708,919	—	—		1,708,919
Information technology	1,514,008	—	—		1,514,008
Consumer staples	1,172,606	—	—		1,172,606
Utilities	990,585	—	—		990,585
Energy	970,326	—	—		970,326
Materials	840,729	—	—		840,729
Communication services	714,865	—	—	*	714,865
Consumer discretionary	517,559	—	—		517,559
Real estate	370,801	—	—		370,801
Preferred securities	175,295	—	—		175,295
Convertible stocks	70,589	—	—		70,589
Investment funds	249,468	—	—		249,468
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	2,836,351	—		2,836,351
Bonds & notes of governments & government agencies outside the U.S.	—	2,772,216	—		2,772,216
Corporate bonds, notes & loans	—	1,344,945	—		1,344,945
Mortgage-backed obligations	—	591,476	—		591,476
Asset-backed obligations	—	144,539	—		144,539
Municipals	—	6,439	—		6,439
Short-term securities	1,612,714	—	—		1,612,714
Total	$14,951,598	$7,695,966	$—	*	$22,647,564

	Other investments†
	Level 1	Level 2	Level 3		Total
Assets:
Unrealized appreciation on futures contracts	$12,373	$—	$—		$12,373
Unrealized appreciation on open forward currency contracts	—	7,444	—		7,444
Liabilities:
Unrealized depreciation on futures contracts	(25,979)	—	—		(25,979)
Unrealized depreciation on open forward currency contracts	—	(33,934)	—		(33,934)
Unrealized depreciation on centrally cleared interest rate swaps	—	(70,053)	—		(70,053)
Total	$(13,606)	$(96,543)	$—		$(110,149)

*	Amount less than one thousand.
†	Futures contracts, forward currency contracts and interest rate swaps are not included in the fund’s investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

American Funds Global Balanced Fund	31

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers are less likely to refinance existing debt securities in order to enjoy lower interest rates in a higher interest rate environment, causing the market prices of such securities to decline. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

32	American Funds Global Balanced Fund

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income- bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs, or to try to limit losses, or may be forced to sell at a loss.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

American Funds Global Balanced Fund	33

As of October 31, 2022, the total value of securities on loan was $9,840,000, and the total value of collateral received was $10,044,000, which consisted entirely of cash. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $1,097,746,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $1,994,681,000.

Swap contracts — The fund has entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

34	American Funds Global Balanced Fund

Upon entering into a centrally cleared swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the fund’s statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the fund’s statement of operations.

Swap agreements can take different forms. The fund has entered into the following types of swap agreements:

Interest rate swaps — The fund has entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark, or on an inflation index such as the U.S. Consumer Price Index (which is a measure that examines the weighted average of prices of a basket of consumer goods and services and measures changes in the purchasing power of the U.S. dollar and the rate of inflation). In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. The average month-end notional amount of interest rate swaps while held was $2,211,368,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The fund may enter into a CDSI transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction. As of October 31, 2022, the fund did not have any credit default swaps. The average month-end notional amount of credit default swaps while held was $331,790,000.

American Funds Global Balanced Fund	35

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps as of, or for the year ended, October 31, 2022 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$12,373	Unrealized depreciation*	$25,979
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	7,444	Unrealized depreciation on open forward currency contracts	33,934
Forward currency	Currency	Receivables for closed forward currency contracts	259	Payables for closed forward currency contracts	72
Swap (centrally cleared)	Interest	Unrealized appreciation*	—	Unrealized depreciation*	70,053
			$20,076		$130,038

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$2,773	Net unrealized depreciation on futures contracts	$(18,073)
Forward currency	Currency	Net realized loss on forward currency contracts	(174,647)	Net unrealized depreciation on forward currency contracts	(27,280)
Swap	Interest	Net realized gain on swap contracts	22,802	Net unrealized depreciation on swap contracts	(51,409)
Swap	Credit	Net realized gain on swap contracts	892	Net unrealized appreciation on swap contracts	11
			$(148,180)		$(96,751)

*	Includes cumulative appreciation/depreciation on futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and its use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and future delivery contracts. For securities lending, the fund receives collateral in exchange for lending investment securities. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s investment portfolio. For futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps, the fund pledges collateral for initial and variation margin by contract. For forward currency contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by counterparty. For future delivery contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

36	American Funds Global Balanced Fund

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of October 31, 2022, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty		Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$30	$(30)	$—	$—	$—
Bank of New York Mellon	10	(5)	—	—	5
Citibank	1,925	(1,925)	—	—	—
Goldman Sachs	5	(5)	—	—	—
HSBC Bank	194	(107)	(87)	—	—
JPMorgan Chase	4,312	(4,312)	—	—	—
Morgan Stanley	105	(105)	—	—	—
Standard Chartered Bank	749	(211)	—	(538)	—
UBS AG	373	(373)	—	—	—
Total	$7,703	$(7,073)	$(87)	$(538)	$5
Liabilities:
Bank of America	$9,683	$(30)	$(8,136)	$—	$1,517
Bank of New York Mellon	5	(5)	—	—	—
BNP Paribas	6,746	—	(6,279)	—	467
Citibank	3,535	(1,925)	—	—	1,610
Goldman Sachs	1,290	(5)	(1,013)	—	272
HSBC Bank	107	(107)	—	—	—
JPMorgan Chase	7,094	(4,312)	—	—	2,782
Morgan Stanley	4,224	(105)	(2,861)	—	1,258
Standard Chartered Bank	211	(211)	—	—	—
UBS AG	1,111	(373)	(738)	—	—
Total	$34,006	$(7,073)	$(19,027)	$—	$7,906

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended October 31, 2022, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended October 31, 2022, the fund recognized $4,360,000 in reclaims (net of $1,595,000 in fees and the effect of realized gain or loss from currency translations) and $702,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

American Funds Global Balanced Fund	37

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; net capital losses; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended October 31, 2022, the fund reclassified $23,000 from total accumulated loss to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of October 31, 2022, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$17,618
Capital loss carryforward*	(544,550)
Gross unrealized appreciation on investments	2,906,353
Gross unrealized depreciation on investments	(2,556,232)
Net unrealized appreciation on investments	350,121
Cost of investments	22,187,294

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended October 31, 2022						Year ended October 31, 2021
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains	Total distributions paid
Class A	$93,422		$262,297		$355,719		$97,554		$—	$97,554
Class C	3,210		16,787		19,997		3,632		—	3,632
Class T	—	†	1		1		—	†	—	—	†
Class F-1	2,113		6,234		8,347		2,492		—	2,492
Class F-2	56,351		131,384		187,735		50,448		—	50,448
Class F-3	17,543		40,162		57,705		16,666		—	16,666
Class 529-A	5,118		14,365		19,483		5,243		—	5,243
Class 529-C	227		1,248		1,475		275		—	275
Class 529-E	181		597		778		191		—	191
Class 529-T	—	†	1		1		—	†	—	—	†
Class 529-F-1	—	†	—	†	—	†	—	†	—	—	†
Class 529-F-2	794		1,869		2,663		816		—	816
Class 529-F-3	—	†	—	†	—	†	—	†	—	—	†
Class R-1	38		182		220		46		—	46
Class R-2	441		2,077		2,518		430		—	430
Class R-2E	40		145		185		36		—	36
Class R-3	748		2,570		3,318		816		—	816
Class R-4	698		1,938		2,636		787		—	787
Class R-5E	123		303		426		105		—	105
Class R-5	448		1,142		1,590		510		—	510
Class R-6	272,729		610,263		882,992		261,543		—	261,543
Total	$454,224		$1,093,565		$1,547,789		$441,590		$—	$441,590

†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

38	American Funds Global Balanced Fund

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.660% on the first $500 million of daily net assets and decreasing to 0.417% on such assets in excess of $17 billion. On March 8, 2022, the fund’s board of trustees approved an amended investment advisory and service agreement effective May 1, 2022, decreasing the annual rate to 0.414% on daily net assets in excess of $27.5 billion. For the year ended October 31, 2022, the investment advisory services fees were $106,641,000, which were equivalent to an annualized rate of 0.435% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of October 31, 2022, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

American Funds Global Balanced Fund	39

Prior to January 1, 2022, the quarterly fees were based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2022, the quarterly fees were amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended October 31, 2022, the 529 plan services fees were $229,000, which were equivalent to 0.058% of the average daily net assets of each 529 share class.

For the year ended October 31, 2022, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$14,620	$4,664		$1,712		Not applicable
Class C	3,416	282		103		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	327	174		39		Not applicable
Class F-2	Not applicable	3,283		902		Not applicable
Class F-3	Not applicable	2		266		Not applicable
Class 529-A	734	231		95		$183
Class 529-C	248	19		7		14
Class 529-E	65	5		4		8
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	17		13		24
Class 529-F-3	Not applicable	—		—	*	—	*
Class R-1	41	2		1		Not applicable
Class R-2	341	146		14		Not applicable
Class R-2E	21	7		1		Not applicable
Class R-3	279	75		17		Not applicable
Class R-4	108	37		13		Not applicable
Class R-5E	Not applicable	10		2		Not applicable
Class R-5	Not applicable	11		7		Not applicable
Class R-6	Not applicable	25		4,157		Not applicable
Total class-specific expenses	$20,200	$8,990		$7,353		$229

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $(119,000) in the fund’s statement of operations reflects $128,000 in current fees (either paid in cash or deferred) and a net decrease of $247,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investments in CCBF and CCF — The fund holds shares of CCBF, a corporate bond fund, and CCF, an institutional prime money market fund, which are both managed by CRMC. CCBF seeks to provide maximum total return consistent with capital preservation and prudent risk management by investing primarily in corporate debt instruments. CCBF is used as an investment vehicle for the fund’s corporate bond investments. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. Both CCBF and CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from either CCBF or CCF.

Security transactions with related funds — The fund purchased investment securities from, and sold investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended October 31, 2022, the fund engaged in such purchase and sale transactions with related funds in the amounts of $164,047,000 and $180,220,000, respectively, which generated $11,523,000 of net realized gains from such sales.

40	American Funds Global Balanced Fund

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended October 31, 2022.

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions			Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2022

Class A	$419,398	11,798	$351,396	9,514		$(808,397)	(23,596)	$(37,603)	(2,284)
Class C	31,610	886	19,902	534		(112,512)	(3,245)	(61,000)	(1,825)
Class T	—	—	—	—		—	—	—	—
Class F-1	14,200	392	8,246	223		(33,275)	(958)	(10,829)	(343)
Class F-2	886,512	25,243	180,191	4,901		(657,475)	(19,269)	409,228	10,875
Class F-3	191,492	5,435	55,901	1,522		(204,226)	(5,990)	43,167	967
Class 529-A	34,401	970	19,477	527		(46,060)	(1,328)	7,818	169
Class 529-C	3,899	111	1,468	39		(11,064)	(316)	(5,697)	(166)
Class 529-E	1,494	41	777	21		(2,366)	(67)	(95)	(5)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	—	—	1	—	†	—	—	1	— †
Class 529-F-2	8,926	251	2,663	73		(8,298)	(236)	3,291	88
Class 529-F-3	—	—	1	—	†	—	—	1	— †
Class R-1	368	11	220	6		(1,552)	(43)	(964)	(26)
Class R-2	10,110	287	2,504	67		(11,652)	(333)	962	21
Class R-2E	831	23	185	5		(245)	(7)	771	21
Class R-3	10,876	305	3,313	90		(13,666)	(388)	523	7
Class R-4	8,203	231	2,636	71		(11,074)	(304)	(235)	(2)
Class R-5E	1,395	41	426	12		(1,358)	(39)	463	14
Class R-5	5,591	160	1,573	43		(8,634)	(242)	(1,470)	(39)
Class R-6	1,632,681	45,411	882,912	24,039		(165,095)	(4,737)	2,350,498	64,713
Total net increase (decrease)	$3,261,987	91,596	$1,533,793	41,687		$(2,096,949)	(61,098)	$2,698,831	72,185

Refer to the end of the table for footnotes.

American Funds Global Balanced Fund	41

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2021

Class A	$657,803	17,079	$96,117		2,485		$(652,057)	(16,955)	$101,863	2,609
Class C	58,409	1,523	3,608		94		(120,290)	(3,138)	(58,273)	(1,521)
Class T	—	—	—		—		—	—	—	—
Class F-1	50,560	1,320	2,460		64		(78,376)	(2,036)	(25,356)	(652)
Class F-2	1,004,641	26,086	48,385		1,249		(469,060)	(12,136)	583,966	15,199
Class F-3	274,533	7,148	16,099		416		(139,663)	(3,628)	150,969	3,936
Class 529-A	46,330	1,208	5,242		136		(45,149)	(1,175)	6,423	169
Class 529-C	7,689	204	274		7		(14,533)	(378)	(6,570)	(167)
Class 529-E	1,497	39	191		5		(1,865)	(49)	(177)	(5)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	—	—	—	†	—	†	— †	— †	— †	— †
Class 529-F-2	12,960	339	816		21		(11,145)	(287)	2,631	73
Class 529-F-3	—	—	—	†	—	†	—	—	— †	— †
Class R-1	1,456	38	46		1		(1,528)	(40)	(26)	(1)
Class R-2	12,944	337	428		11		(12,810)	(335)	562	13
Class R-2E	1,008	26	36		1		(571)	(15)	473	12
Class R-3	9,888	257	814		21		(16,913)	(440)	(6,211)	(162)
Class R-4	9,499	247	785		20		(12,477)	(322)	(2,193)	(55)
Class R-5E	4,226	110	105		3		(2,186)	(57)	2,145	56
Class R-5	9,386	242	502		13		(8,534)	(219)	1,354	36
Class R-6	2,435,502	63,539	261,521		6,760		(1,956,339)	(50,417)	740,684	19,882
Total net increase (decrease)	$4,598,331	119,742	$437,429		11,307		$(3,543,496)	(91,627)	$1,492,264	39,422

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

10. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $13,265,923,000 and $11,990,881,000, respectively, during the year ended October 31, 2022.

42	American Funds Global Balanced Fund

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimbursement[4]		Ratio of expenses to average net assets after reimbursement[3,4]		Ratio of net income to average net assets[3]
Class A:
10/31/2022	$39.99	$.59	$(7.43)	$(6.84)	$(.58)	$(1.64)	$(2.22)	$30.93	(17.99)%	$4,881		.81%		.81%		1.68%
10/31/2021	33.54	.62	6.45	7.07	(.62)	—	(.62)	39.99	21.16	6,402		.82		.82		1.61
10/31/2020	32.93	.59	.50	1.09	(.48)	—	(.48)	33.54	3.36	5,282		.83		.83		1.76
10/31/2019	30.44	.71	2.43	3.14	(.65)	—	(.65)	32.93	10.40	5,422		.83		.83		2.24
10/31/2018	32.48	.70	(1.58)	(.88)	(.68)	(.48)	(1.16)	30.44	(2.85)	5,091		.84		.84		2.15
Class C:
10/31/2022	39.91	.32	(7.41)	(7.09)	(.33)	(1.64)	(1.97)	30.85	(18.60)	266		1.55		1.55		.92
10/31/2021	33.47	.34	6.43	6.77	(.33)	—	(.33)	39.91	20.26	417		1.55		1.55		.87
10/31/2020	32.85	.35	.49	.84	(.22)	—	(.22)	33.47	2.58	401		1.57		1.57		1.07
10/31/2019	30.36	.47	2.42	2.89	(.40)	—	(.40)	32.85	9.57	576		1.59		1.59		1.48
10/31/2018	32.39	.45	(1.56)	(1.11)	(.44)	(.48)	(.92)	30.36	(3.58)	606		1.61		1.61		1.39
Class T:
10/31/2022	39.93	.68	(7.43)	(6.75)	(.67)	(1.64)	(2.31)	30.87	(17.73)[5]	—	[6]	.54	[5]	.54	[5]	1.96	[5]
10/31/2021	33.49	.71	6.44	7.15	(.71)	—	(.71)	39.93	21.44 [5]	—	[6]	.56	[5]	.56	[5]	1.85	[5]
10/31/2020	32.91	.65	.49	1.14	(.56)	—	(.56)	33.49	3.55 [5]	—	[6]	.58	[5]	.58	[5]	1.97	[5]
10/31/2019	30.43	.78	2.43	3.21	(.73)	—	(.73)	32.91	10.65 [5]	—	[6]	.58	[5]	.58	[5]	2.45	[5]
10/31/2018	32.48	.76	(1.57)	(.81)	(.76)	(.48)	(1.24)	30.43	(2.67)[5]	—	[6]	.62	[5]	.62	[5]	2.34	[5]
Class F-1:
10/31/2022	40.01	.57	(7.43)	(6.86)	(.56)	(1.64)	(2.20)	30.95	(18.02)	108		.85		.85		1.64
10/31/2021	33.55	.61	6.45	7.06	(.60)	—	(.60)	40.01	21.11	153		.85		.85		1.58
10/31/2020	32.95	.58	.49	1.07	(.47)	—	(.47)	33.55	3.33	150		.86		.86		1.75
10/31/2019	30.45	.70	2.43	3.13	(.63)	—	(.63)	32.95	10.37	175		.88		.88		2.18
10/31/2018	32.49	.69	(1.58)	(.89)	(.67)	(.48)	(1.15)	30.45	(2.90)	158		.89		.89		2.12
Class F-2:
10/31/2022	40.01	.67	(7.44)	(6.77)	(.66)	(1.64)	(2.30)	30.94	(17.78)	2,750		.58		.58		1.93
10/31/2021	33.55	.72	6.45	7.17	(.71)	—	(.71)	40.01	21.45	3,121		.58		.58		1.86
10/31/2020	32.95	.67	.49	1.16	(.56)	—	(.56)	33.55	3.59	2,107		.59		.59		2.01
10/31/2019	30.46	.78	2.43	3.21	(.72)	—	(.72)	32.95	10.63	2,137		.61		.61		2.44
10/31/2018	32.50	.77	(1.57)	(.80)	(.76)	(.48)	(1.24)	30.46	(2.63)	1,602		.62		.62		2.38
Class F-3:
10/31/2022	39.99	.71	(7.44)	(6.73)	(.70)	(1.64)	(2.34)	30.92	(17.70)	772		.48		.48		2.02
10/31/2021	33.53	.76	6.44	7.20	(.74)	—	(.74)	39.99	21.58	960		.48		.48		1.96
10/31/2020	32.93	.70	.49	1.19	(.59)	—	(.59)	33.53	3.71	673		.49		.49		2.11
10/31/2019	30.44	.81	2.43	3.24	(.75)	—	(.75)	32.93	10.75	647		.51		.51		2.54
10/31/2018	32.48	.80	(1.57)	(.77)	(.79)	(.48)	(1.27)	30.44	(2.54)	421		.52		.52		2.48
Class 529-A:
10/31/2022	39.97	.58	(7.44)	(6.86)	(.57)	(1.64)	(2.21)	30.90	(17.99)	275		.84		.84		1.66
10/31/2021	33.52	.61	6.44	7.05	(.60)	—	(.60)	39.97	21.12	349		.85		.85		1.59
10/31/2020	32.91	.57	.51	1.08	(.47)	—	(.47)	33.52	3.34	287		.86		.86		1.72
10/31/2019	30.42	.69	2.43	3.12	(.63)	—	(.63)	32.91	10.34	266		.88		.88		2.19
10/31/2018	32.47	.68	(1.58)	(.90)	(.67)	(.48)	(1.15)	30.42	(2.93)	253		.89		.89		2.11

Refer to the end of the table for footnotes.

American Funds Global Balanced Fund	43

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimbursement[4]		Ratio of expenses to average net assets after reimbursement[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
10/31/2022	$39.85	$.30	$(7.40)	$(7.10)	$(.31)	$(1.64)	$(1.95)	$30.80	(18.62)%	$19		1.60%		1.60%		.87%
10/31/2021	33.42	.32	6.42	6.74	(.31)	—	(.31)	39.85	20.24	31		1.59		1.59		.83
10/31/2020	32.79	.36	.47	.83	(.20)	—	(.20)	33.42	2.54	32		1.62		1.62		1.08
10/31/2019	30.31	.45	2.41	2.86	(.38)	—	(.38)	32.79	9.50	72		1.64		1.64		1.43
10/31/2018	32.34	.43	(1.57)	(1.14)	(.41)	(.48)	(.89)	30.31	(3.66)	75		1.66		1.66		1.33
Class 529-E:
10/31/2022	39.93	.50	(7.42)	(6.92)	(.49)	(1.64)	(2.13)	30.88	(18.18)	11		1.07		1.07		1.43
10/31/2021	33.49	.53	6.43	6.96	(.52)	—	(.52)	39.93	20.85	15		1.07		1.07		1.37
10/31/2020	32.88	.51	.50	1.01	(.40)	—	(.40)	33.49	3.11	12		1.08		1.08		1.52
10/31/2019	30.39	.63	2.42	3.05	(.56)	—	(.56)	32.88	10.11	13		1.10		1.10		1.97
10/31/2018	32.43	.61	(1.57)	(.96)	(.60)	(.48)	(1.08)	30.39	(3.13)	14		1.12		1.12		1.88
Class 529-T:
10/31/2022	39.93	.66	(7.42)	(6.76)	(.66)	(1.64)	(2.30)	30.87	(17.79)[5]	—	[6]	.59	[5]	.59	[5]	1.89	[5]
10/31/2021	33.49	.70	6.43	7.13	(.69)	—	(.69)	39.93	21.42 [5]	—	[6]	.61	[5]	.61	[5]	1.80	[5]
10/31/2020	32.91	.64	.49	1.13	(.55)	—	(.55)	33.49	3.50 [5]	—	[6]	.63	[5]	.63	[5]	1.92	[5]
10/31/2019	30.43	.75	2.44	3.19	(.71)	—	(.71)	32.91	10.57 [5]	—	[6]	.64	[5]	.64	[5]	2.37	[5]
10/31/2018	32.48	.75	(1.57)	(.82)	(.75)	(.48)	(1.23)	30.43	(2.71)[5]	—	[6]	.65	[5]	.65	[5]	2.31	[5]
Class 529-F-1:
10/31/2022	39.98	.64	(7.43)	(6.79)	(.63)	(1.64)	(2.27)	30.92	(17.87)[5]	—	[6]	.67	[5]	.67	[5]	1.83	[5]
10/31/2021	33.53	.69	6.45	7.14	(.69)	—	(.69)	39.98	21.40 [5]	—	[6]	.65	[5]	.65	[5]	1.80	[5]
10/31/2020	32.93	.65	.50	1.15	(.55)	—	(.55)	33.53	3.56 [5]	—	[6]	.63	[5]	.63	[5]	1.96	[5]
10/31/2019	30.44	.77	2.42	3.19	(.70)	—	(.70)	32.93	10.60	35		.65		.65		2.42
10/31/2018	32.48	.75	(1.56)	(.81)	(.75)	(.48)	(1.23)	30.44	(2.67)	32		.66		.66		2.33
Class 529-F-2:
10/31/2022	39.99	.67	(7.44)	(6.77)	(.66)	(1.64)	(2.30)	30.92	(17.78)	38		.57		.57		1.93
10/31/2021	33.54	.71	6.44	7.15	(.70)	—	(.70)	39.99	21.43	46		.60		.60		1.84
10/31/2020[7,8]	33.54	—	—	—	—	—	—	33.54	—	36		—		—		—
Class 529-F-3:
10/31/2022	40.00	.69	(7.45)	(6.76)	(.67)	(1.64)	(2.31)	30.93	(17.75)	—	[6]	.54		.54		1.97
10/31/2021	33.54	.73	6.45	7.18	(.72)	—	(.72)	40.00	21.50	—	[6]	.59		.54		1.90
10/31/2020[7,8]	33.54	—	—	—	—	—	—	33.54	—	—	[6]	—		—		—
Class R-1:
10/31/2022	39.92	.34	(7.42)	(7.08)	(.33)	(1.64)	(1.97)	30.87	(18.58)	3		1.52		1.52		.96
10/31/2021	33.49	.35	6.42	6.77	(.34)	—	(.34)	39.92	20.27	5		1.55		1.55		.90
10/31/2020	32.88	.34	.50	.84	(.23)	—	(.23)	33.49	2.56	5		1.59		1.59		1.01
10/31/2019	30.38	.47	2.42	2.89	(.39)	—	(.39)	32.88	9.57	5		1.61		1.61		1.47
10/31/2018	32.42	.44	(1.57)	(1.13)	(.43)	(.48)	(.91)	30.38	(3.62)	5		1.62		1.62		1.37

Refer to the end of the table for footnotes.

44	American Funds Global Balanced Fund

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimbursement[4]	Ratio of expenses to average net assets after reimbursement[3,4]	Ratio of net income to average net assets[3]
Class R-2:
10/31/2022	$39.83	$.33	$(7.40)	$(7.07)	$(.34)	$(1.64)	$(1.98)	$30.78	(18.58)%	$40	1.55%	1.55%	.96%
10/31/2021	33.41	.34	6.42	6.76	(.34)	—	(.34)	39.83	20.26	51	1.56	1.56	.88
10/31/2020	32.80	.34	.50	.84	(.23)	—	(.23)	33.41	2.61	42	1.58	1.58	1.02
10/31/2019	30.33	.47	2.41	2.88	(.41)	—	(.41)	32.80	9.54	46	1.59	1.59	1.47
10/31/2018	32.37	.45	(1.57)	(1.12)	(.44)	(.48)	(.92)	30.33	(3.57)	44	1.60	1.60	1.39
Class R-2E:
10/31/2022	39.89	.43	(7.43)	(7.00)	(.41)	(1.64)	(2.05)	30.84	(18.38)	3	1.28	1.28	1.24
10/31/2021	33.46	.45	6.43	6.88	(.45)	—	(.45)	39.89	20.59	3	1.28	1.28	1.17
10/31/2020	32.86	.43	.50	.93	(.33)	—	(.33)	33.46	2.86	3	1.30	1.30	1.31
10/31/2019	30.37	.56	2.43	2.99	(.50)	—	(.50)	32.86	9.92	3	1.30	1.30	1.75
10/31/2018	32.44	.56	(1.59)	(1.03)	(.56)	(.48)	(1.04)	30.37	(3.34)	2	1.31	1.31	1.75
Class R-3:
10/31/2022	39.92	.48	(7.42)	(6.94)	(.47)	(1.64)	(2.11)	30.87	(18.21)	49	1.11	1.11	1.39
10/31/2021	33.48	.50	6.44	6.94	(.50)	—	(.50)	39.92	20.79	63	1.12	1.12	1.31
10/31/2020	32.87	.49	.50	.99	(.38)	—	(.38)	33.48	3.06	58	1.13	1.13	1.47
10/31/2019	30.39	.61	2.41	3.02	(.54)	—	(.54)	32.87	10.03	62	1.15	1.15	1.91
10/31/2018	32.43	.59	(1.57)	(.98)	(.58)	(.48)	(1.06)	30.39	(3.16)	57	1.16	1.16	1.83
Class R-4:
10/31/2022	39.99	.59	(7.44)	(6.85)	(.57)	(1.64)	(2.21)	30.93	(17.97)	38	.81	.81	1.68
10/31/2021	33.53	.62	6.45	7.07	(.61)	—	(.61)	39.99	21.14	50	.82	.82	1.61
10/31/2020	32.93	.59	.49	1.08	(.48)	—	(.48)	33.53	3.36	43	.83	.83	1.77
10/31/2019	30.44	.70	2.43	3.13	(.64)	—	(.64)	32.93	10.37	49	.85	.85	2.21
10/31/2018	32.48	.69	(1.57)	(.88)	(.68)	(.48)	(1.16)	30.44	(2.87)	42	.86	.86	2.14
Class R-5E:
10/31/2022	39.96	.65	(7.43)	(6.78)	(.64)	(1.64)	(2.28)	30.90	(17.82)	6	.63	.63	1.86
10/31/2021	33.51	.70	6.44	7.14	(.69)	—	(.69)	39.96	21.39	8	.63	.63	1.80
10/31/2020	32.92	.65	.48	1.13	(.54)	—	(.54)	33.51	3.55	4	.64	.64	1.95
10/31/2019	30.43	.76	2.44	3.20	(.71)	—	(.71)	32.92	10.58	3	.65	.65	2.38
10/31/2018	32.48	.73	(1.54)	(.81)	(.76)	(.48)	(1.24)	30.43	(2.66)	1	.65	.65	2.31
Class R-5:
10/31/2022	40.05	.69	(7.45)	(6.76)	(.68)	(1.64)	(2.32)	30.97	(17.74)	20	.52	.52	1.96
10/31/2021	33.58	.75	6.45	7.20	(.73)	—	(.73)	40.05	21.49	27	.53	.53	1.93
10/31/2020	32.98	.68	.50	1.18	(.58)	—	(.58)	33.58	3.68	22	.54	.54	2.05
10/31/2019	30.48	.79	2.44	3.23	(.73)	—	(.73)	32.98	10.71	21	.56	.56	2.47
10/31/2018	32.53	.79	(1.59)	(.80)	(.77)	(.48)	(1.25)	30.48	(2.61)	22	.57	.57	2.43
Class R-6:
10/31/2022	40.02	.71	(7.44)	(6.73)	(.70)	(1.64)	(2.34)	30.95	(17.71)	13,034	.48	.48	2.03
10/31/2021	33.56	.76	6.44	7.20	(.74)	—	(.74)	40.02	21.59	14,265	.48	.48	1.96
10/31/2020	32.96	.70	.49	1.19	(.59)	—	(.59)	33.56	3.71	11,295	.49	.49	2.11
10/31/2019	30.47	.81	2.43	3.24	(.75)	—	(.75)	32.96	10.74	10,683	.50	.50	2.55
10/31/2018	32.51	.80	(1.57)	(.77)	(.79)	(.48)	(1.27)	30.47	(2.53)	8,032	.52	.52	2.48

Refer to the end of the table for footnotes.

American Funds Global Balanced Fund	45

Financial highlights (continued)

	Year ended October 31,
Portfolio turnover rate for all share classes[9,10]	2022	2021	2020	2019	2018
Excluding mortgage dollar roll transactions	43%	56%	65%	44%	45%
Including mortgage dollar roll transactions	61%	69%	83%	60%	59%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the years shown, CRMC reimbursed a portion of transfer agent services fees for Class 529-F-3.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[9]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.
[10]	Refer to Note 5 for more information on mortgage dollar rolls.

Refer to the notes to financial statements.

46	American Funds Global Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Global Balanced Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of American Funds Global Balanced Fund (the “Fund”), including the investment portfolio, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
December 8, 2022

We have served as the auditor of one or more American Funds investment companies since 1956.

American Funds Global Balanced Fund	47

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2022, through October 31, 2022).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

48	American Funds Global Balanced Fund

Expense example (continued)

	Beginning account value 5/1/2022	Ending account value 10/31/2022	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$918.40	$3.92	.81%
Class A – assumed 5% return	1,000.00	1,021.12	4.13	.81
Class C – actual return	1,000.00	914.86	7.53	1.56
Class C – assumed 5% return	1,000.00	1,017.34	7.93	1.56
Class T – actual return	1,000.00	919.88	2.61	.54
Class T – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class F-1 – actual return	1,000.00	918.44	4.16	.86
Class F-1 – assumed 5% return	1,000.00	1,020.87	4.38	.86
Class F-2 – actual return	1,000.00	919.57	2.85	.59
Class F-2 – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class F-3 – actual return	1,000.00	920.02	2.27	.47
Class F-3 – assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 529-A – actual return	1,000.00	918.46	4.11	.85
Class 529-A – assumed 5% return	1,000.00	1,020.92	4.33	.85
Class 529-C – actual return	1,000.00	914.90	7.77	1.61
Class 529-C – assumed 5% return	1,000.00	1,017.09	8.19	1.61
Class 529-E – actual return	1,000.00	917.29	5.17	1.07
Class 529-E – assumed 5% return	1,000.00	1,019.81	5.45	1.07
Class 529-T – actual return	1,000.00	919.39	2.85	.59
Class 529-T – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 529-F-1 – actual return	1,000.00	919.04	3.29	.68
Class 529-F-1 – assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 529-F-2 – actual return	1,000.00	919.83	2.76	.57
Class 529-F-2 – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class 529-F-3 – actual return	1,000.00	919.73	2.61	.54
Class 529-F-3 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class R-1 – actual return	1,000.00	915.02	7.43	1.54
Class R-1 – assumed 5% return	1,000.00	1,017.44	7.83	1.54
Class R-2 – actual return	1,000.00	915.36	7.43	1.54
Class R-2 – assumed 5% return	1,000.00	1,017.44	7.83	1.54
Class R-2E – actual return	1,000.00	916.19	6.18	1.28
Class R-2E – assumed 5% return	1,000.00	1,018.75	6.51	1.28
Class R-3 – actual return	1,000.00	917.35	5.36	1.11
Class R-3 – assumed 5% return	1,000.00	1,019.61	5.65	1.11
Class R-4 – actual return	1,000.00	918.65	3.92	.81
Class R-4 – assumed 5% return	1,000.00	1,021.12	4.13	.81
Class R-5E – actual return	1,000.00	919.21	3.05	.63
Class R-5E – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class R-5 – actual return	1,000.00	919.62	2.52	.52
Class R-5 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class R-6 – actual return	1,000.00	920.08	2.27	.47
Class R-6 – assumed 5% return	1,000.00	1,022.84	2.40	.47

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

American Funds Global Balanced Fund	49

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2022:

Long-term capital gains	$1,092,288,000
Qualified dividend income	$383,473,000
Section 199A dividends	$4,988,000
Section 163(j) interest dividends	$175,028,000
Corporate dividends received deduction	$137,578,000
U.S. government income that may be exempt from state taxation	$51,238,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2023, to determine the calendar year amounts to be included on their 2022 tax returns. Shareholders should consult their tax advisors.

50	American Funds Global Balanced Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Mary Anne Dolan, 1947	2010	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
James G. Ellis, 1947	2010	Former Dean and Professor of Marketing, Marshall School of Business, University of Southern California	96	Advanced Merger Partners; EVe Mobility Acquisition Corp (acquisitions of companies in the electric vehicle market); J. G. Boswell (agricultural production); Mercury General Corporation
Pablo R. González Guajardo, 1967 Chair of the Board (Independent and Non-Executive)	2015	CEO, Kimberly-Clark de México, SAB de CV	22	América Móvil, SAB de CV (telecommunications company); Grupo Sanborns, SAB de CV (retail stores and restaurants); Kimberly-Clark de México, SAB de CV (consumer staples)
Merit E. Janow, 1958	2021	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	93	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
William D. Jones, 1955	2010	Real estate developer/owner, President and former CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provided commercial asset management services)	23	Biogen Inc.
John C. Mazziotta, MD, PhD, 1949	2011	Physician; Professor of Neurology, University of California at Los Angeles; Vice Chancellor, UCLA Health Sciences; CEO, UCLA Health System	4	None
William R. McLaughlin, 1956	2015	Advisor and former President and CEO, The Orvis Company (outdoor equipment retailer)	4	None
Kenneth M. Simril, 1965	2019	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	7	Bunge Limited (agricultural business and food company)
Kathy J. Williams, 1955	2019	Board Chair, Above and Beyond Teaching	7	None

Interested trustees[5,6]

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
William L. Robbins, 1968 Trustee	2019	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[6]; Chair and Director, Capital Group International, Inc.[6]	13	None
James Terrile, 1965 Trustee	2019	Partner — Capital Research Global Investors, Capital Research and Management Company	4	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 6455 Irvine Center Drive, Irvine, CA 92618, Attention: Secretary.

See page 52 for footnotes.

American Funds Global Balanced Fund	51

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Alfonso Barroso, 1971 President	2019	Partner — Capital Research Global Investors, Capital Research Company[6]; Director, Capital Research and Management Company
Herbert Y. Poon, 1973 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chief Compliance Officer, Capital Research and Management Company; Chief Compliance Officer, Capital Research Company[6]
Michael W. Stockton, 1967 Executive Vice President	2013-2016, 2019	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Andrew A. Cormack, 1982 Senior Vice President	2019	Partner — Capital Fixed Income Investors, Capital Research Company[6]
Bradford F. Freer, 1969 Senior Vice President	2020	Partner — Capital Research Global Investors, Capital Research and Management Company
Thomas H. Høgh, 1963 Senior Vice President	2019	Partner — Capital Fixed Income Investors, Capital Research Company[6]
Winnie Kwan, 1972 Senior Vice President	2019	Partner — Capital Research Global Investors, Capital International, Inc.[6]
Julie E. Lawton, 1973 Secretary	2021	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research Company[6]
Hong T. Le, 1978 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Marilyn Paramo, 1982 Assistant Secretary	2021	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016	Senior Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

52	American Funds Global Balanced Fund

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

American Funds Global Balanced Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of American Funds Global Balanced Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2022, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds Distributors, Inc., member of FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.2 Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Investment industry experience as of December 31, 2021.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2021. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2021. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 63% of the time, based on the 20-year period ended December 31, 2021, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that William R. McLaughlin, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

GBAL

Registrant:

a) Audit Fees:
Audit	2021	105,000
	2022	94,000

b) Audit-Related Fees:
	2021	3,000
	2022	4,000

c) Tax Fees:
	2021	15,000
	2022	19,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2021	None
	2022	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2021	1,442,000
	2022	2,221,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2021	1,000
	2022	394,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2021	2,000
	2022	None
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,463,000 for fiscal year 2021 and $2,639,000 for fiscal year 2022. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS GLOBAL BALANCED FUND

By __/s/ Herbert Y. Poon________________
Herbert Y. Poon, Principal Executive Officer

Date: December 30, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Herbert Y. Poon_____________
Herbert Y. Poon, Principal Executive Officer

Date: December 30, 2022

By ___/s/ Hong T. Le__________________
Hong T. Le, Treasurer and Principal Financial Officer

Date: December 30, 2022